Exchange Traded Notes

Exchange Traded Notes (ETNs) are innovative investment products from Barclays that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs. An investment in ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.



Barclays ETN+ Select MLP ETN

The Barclays ETN+ Select MLP ETN (Ticker: ATMP) is designed to provide investors with exposure to the Atlantic Trust Select MLP Index.

View ATMP product summary >

Contact Us

For all enquiries, please instruct your broker/advisor/custodian to email us at etndesk@barclays.com
alternatively, your broker/custodian can call us at: 1-212-528-7790

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the Barclays ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and FINRA.

Selected Risk Considerations

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the in the case of the Barclays ETN+ Select MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. For ETNs linked to indices tracking MLPs, the tax treatment of the ETNs may be less favourable than a direct investment in MLPs. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the S&P 500® Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC ("SPDJI"), Standard & Poor's Financial Services LLC ("SPFS"), or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC. "Barclays Women in Leadership Total Return USD Index™", "Barclays Inverse US Treasury Futures Composite Index™", and "Atlantic Trust Select MLP Index" are trademarks of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Exchange Traded Notes

Exchange Traded Notes (ETNs) are innovative investment products from Barclays that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs. An investment in ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.



Barclays Inverse US Treasury Composite ETN

The Barclays Inverse US Treasury Composite ETN (Ticker: TAPR) is designed to provide investors with exposure to the Barclays Inverse US Treasury Futures Composite Index™.

View TAPR product summary >

Contact Us

For all enquiries, please instruct your broker/advisor/custodian to email us at etndesk@barclays.com alternatively, your broker/custodian can call us at: 1-212-528-7790

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the Barclays ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and FINRA.

Selected Risk Considerations

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the in the case of the Barclays ETN+ Select MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. For ETNs linked to indices tracking MLPs, the tax treatment of the ETNs may be less favourable than a direct investment in MLPs. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the S&P 500® Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC ("SPDJI"), Standard & Poor's Financial Services LLC ("SPFS"), or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC. "Barclays Women in Leadership Total Return USD Index™", "Barclays Inverse US Treasury Futures Composite Index™", and "Atlantic Trust Select MLP Index" are trademarks of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Exchange Traded Notes

Exchange Traded Notes (ETNs) are innovative investment products from Barclays that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs. An investment in ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.



Barclays ETN+ Shiller Cape™ ETN

The Barclays ETN+ Shiller CAPE™ ETN (Ticker: CAPE) is designed to provide investors with exposure to the Shiller Barclays CAPE™ US Core Sector Index.

View CAPE product summary >

Contact Us

For all enquiries, please instruct your broker/advisor/custodian to email us at etndesk@barclays.com alternatively, your broker/custodian can call us at: 1-212-528-7790

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the Barclays ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and FINRA.

Selected Risk Considerations

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the in the case of the Barclays ETN+ Select MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. For ETNs linked to indices tracking MLPs, the tax treatment of the ETNs may be less favourable than a direct investment in MLPs. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the S&P 500® Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC ("SPDJI"), Standard & Poor's Financial Services LLC ("SPFS"), or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC. "Barclays Women in Leadership Total Return USD Index™", "Barclays Inverse US Treasury Futures Composite Index™", and "Atlantic Trust Select MLP Index" are trademarks of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Exchange Traded Notes

Exchange Traded Notes (ETNs) are innovative investment products from Barclays that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs. An investment in ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.



Barclays Return on Disability ETN

The Barclays Return on Disability ETN (Ticker: RODI) is designed to provide investors with exposure to the Return on Disability US LargeCap ETN Total Return USD Index.

View RODI product summary >

Contact Us

For all enquiries, please instruct your broker/advisor/custodian to email us at etndesk@barclays.com
alternatively, your broker/custodian can call us at: 1-212-528-7790

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the Barclays ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and FINRA.

Selected Risk Considerations

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the in the case of the Barclays ETN+ Select MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. For ETNs linked to indices tracking MLPs, the tax treatment of the ETNs may be less favourable than a direct investment in MLPs. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the S&P 500® Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC ("SPDJI"), Standard & Poor's Financial Services LLC ("SPFS"), or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC. "Barclays Women in Leadership Total Return USD Index™", "Barclays Inverse US Treasury Futures Composite Index™", and "Atlantic Trust Select MLP Index" are trademarks of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Exchange Traded Notes

Exchange Traded Notes (ETNs) are innovative investment products from Barclays that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs. An investment in ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.



Barclays Women in Leadership ETN

The Barclays Women in Leadership ETN (Ticker: WIL) is designed to provide investors with exposure to the Barclays Women in Leadership Total Return USD Index.

View WIL product summary >

Contact Us

For all enquiries, please instruct your broker/advisor/custodian to email us at etndesk@barclays.com alternatively, your broker/custodian can call us at: 1-212-528-7790

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the Barclays ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and FINRA.

Selected Risk Considerations

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the in the case of the Barclays ETN+ Select MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. For ETNs linked to indices tracking MLPs, the tax treatment of the ETNs may be less favourable than a direct investment in MLPs. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the S&P 500® Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC ("SPDJI"), Standard & Poor's Financial Services LLC ("SPFS"), or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC. "Barclays Women in Leadership Total Return USD Index™", "Barclays Inverse US Treasury Futures Composite Index™", and "Atlantic Trust Select MLP Index" are trademarks of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Exchange Traded Notes

Exchange Traded Notes (ETNs) are innovative investment products from Barclays that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs. An investment in ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.


6571
14808.50

Barclays ETN+ S&P VEQTOR™ ETN

The Barclays ETN+ S&P VEQTOR™ ETN (Ticker: VQT) is designed to provide investors with exposure to the S&P 500® Dynamic VEQTOR™ Total Return Index.

View VQT product summary >

Contact Us

For all enquiries, please instruct your broker/advisor/custodian to email us at etndesk@barclays.com
alternatively, your broker/custodian can call us at: 1-212-528-7790

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the Barclays ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and FINRA.

Selected Risk Considerations

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the in the case of the Barclays ETN+ Select MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. For ETNs linked to indices tracking MLPs, the tax treatment of the ETNs may be less favourable than a direct investment in MLPs. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the S&P 500® Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC ("SPDJI"), Standard & Poor's Financial Services LLC ("SPFS"), or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC. "Barclays Women in Leadership Total Return USD Index™", "Barclays Inverse US Treasury Futures Composite Index™", and "Atlantic Trust Select MLP Index" are trademarks of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Products

An investment in the ETNs listed below (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized under "Select Risk Considerations" below and on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus. View available products using the asset class product filters.

Asset Class

All ▾ Reset filters

ETN Closing Indicative Note Value Returns | ETN Market Price Returns

Last update:: 06/30/2015

ETN Name	ETN Ticker	1 mo	3 mo	6 mo	1 yr	3 yrs	YTD	Since ETN Inception
Barclays ETN+ Shiller CAPE™ ETNs	CAPE	-2.21%	-0.39%	1.43%	7.23%	N/A	1.43%	18.00%
Barclays Women in Leadership ETN	WIL	-2.25%	0.13%	0.22%	N/A	N/A	0.22%	5.90%
Barclays ETN+ Select MLP ETN	ATMP	-6.67%	-6.32%	-11.00%	-13.10%	N/A	-11.00%	4.07%
Barclays Return on Disability ETN	RODI	-0.53%	0.96%	4.74%	N/A	N/A	4.74%	12.63%
Barclays Inverse US Treasury Composite ETN	TAPR	12.80%	29.64%	7.99%	N/A	N/A	7.99%	-24.57%
Barclays ETN+ S&P VEQTOR™ ETN	VQT	-2.68%	-3.43%	-6.25%	-3.87%	3.26%	-6.25%	7.76%

Show rows: 50 ▾ Go to page: 1 1 - 6 of 6 Export to Excel (XLS)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See below for how return figures are calculated.

ETN Closing Indicative Note Value Returns
ETN Closing Indicative Note Value Returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and selected product specific risk factors are summarized under "Selected Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the in the case of the Barclays ETN+ Select MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. For ETNs linked to indices tracking MLPs, the tax treatment of the ETNs may be less favourable than a direct investment in MLPs. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the S&P 500® Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC ("SPDJI"), Standard & Poor's Financial Services LLC ("SPFS"), or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC. "Barclays Women in Leadership Total Return USD Index™", "Barclays Inverse US Treasury Futures Composite Index™", and "Atlantic Trust Select MLP Index" are trademarks of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Products

An investment in the ETNs listed below (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized under "Select Risk Considerations" below and on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus. View available products using the asset class product filters.

Asset Class

All ▾ Reset filters

ETN Closing Indicative Note Value Returns | ETN Market Price Returns

Last update:: 06/30/2015

ETN Name	ETN Ticker	1 mo	3 mo	6 mo	1 yr	3 yrs	YTD	Since ETN Inception
▸ Barclays ETN+ Shiller CAPE™ ETNs	CAPE	-2.29%	-0.94%	0.83%	7.22%	N/A	0.83%	17.97%
▸ Barclays Women in Leadership ETN	WIL	-2.40%	N/A	N/A	N/A	N/A	N/A	5.95%
▸ Barclays ETN+ Select MLP ETN	ATMP	-6.80%	-6.09%	-10.43%	-13.18%	N/A	-10.43%	4.06%
▸ Barclays Return on Disability ETN	RODI	N/A	N/A	N/A	N/A	N/A	N/A	N/A
▸ Barclays Inverse US Treasury Composite ETN	TAPR	13.09%	30.30%	9.57%	N/A	N/A	9.57%	-23.52%
▸ Barclays ETN+ S&P VEQTOR™ ETN	VQT	-2.72%	-3.39%	-6.61%	-3.86%	3.25%	-6.61%	7.77%

Show rows: 50 ▾ Go to page: 1 1 - 6 of 6 Export to Excel (XLS)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See below for how return figures are calculated.

ETN Market Price Returns
ETN Market Price Returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and selected product specific risk factors are summarized under "Selected Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the in the case of the Barclays ETN+ Select MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. For ETNs linked to indices tracking MLPs, the tax treatment of the ETNs may be less favourable than a direct investment in MLPs. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the S&P 500® Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC ("SPDJI"), Standard & Poor's Financial Services LLC ("SPFS"), or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC. "Barclays Women in Leadership Total Return USD Index™", "Barclays Inverse US Treasury Futures Composite Index™", and "Atlantic Trust Select MLP Index" are trademarks of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Press Releases

View the press releases for Barclays Exchange Traded Notes.

2015 | 2014 | 2013 | 2012 | 2010 | 2009

2015 - Press Releases

- Barclays announces changes to the Atlantic Trust Select MLP Index (APRIL 2, 2015 – PDF)
- Barclays announces no changes to the Atlantic Trust Select MLP Index (JANUARY 7, 2015 – PDF)

Contact Us

ETN Desk

For all enquiries, please instruct your broker / advisor / custodian to email us at etndesk@barclays.com or alternatively, your broker / custodian can call us at:

+1 212 528 7990

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the Barclays ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and FINRA.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the in the case of the Barclays ETN+ Select MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. For ETNs linked to indices tracking MLPs, the tax treatment of the ETNs may be less favourable than a direct investment in MLPs. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the S&P 500® Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC ("SPDJI"), Standard & Poor's Financial Services LLC ("SPFS"), or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC. "Barclays Women in Leadership Total Return USD Index™", "Barclays Inverse US Treasury Futures Composite Index™", and "Atlantic Trust Select MLP Index" are trademarks of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Press Releases

View the press releases for Barclays Exchange Traded Notes.

2015 | 2014 | 2013 | 2012 | 2010 | 2009

2014 - Press Releases

- Barclays clarifies treatment of corporate actions affecting constituents of the Atlantic Trust Select MLP Index (NOVEMBER 25, 2014 - PDF)
- Barclays announces upcoming maturity of BXUB and BXUC ETNs (NOVEMBER 13, 2014 - PDF)
- Barclays announces changes to the Atlantic Trust Select MLP Index (OCTOBER 1, 2014 - PDF)
- Barclays launches Return on Disability ETNs (SEPTEMBER 10, 2014 - PDF)
- Barclays Bank PLC announces quarterly coupon payment on Barclays ETN+ Select MLP ETNs (AUGUST 21, 2014 - PDF)
- Barclays Bank PLC launches the Barclays Inverse US Treasury Composite ETNs (JULY 15, 2014 - PDF)
- Barclays Bank PLC announces no changes to the Atlantic Trust Select MLP Index (JULY 11, 2014 - PDF)
- Barclays launches Women in Leadership Index and ETNs (JULY 9, 2014 - PDF)
- Barclays Bank PLC to Automatically Redeem the Barclays ETN+ Short B Leveraged ETN (APRIL 4, 2014 - PDF)
- Barclays Bank PLC announces new constituents added to the Atlantic Trust Select MLP Index (APRIL 1, 2014 - PDF)
- Barclays Bank PLC announces quarterly coupon payment on Barclays ETN+ Select MLP ETN (FEBRUARY 27, 2014 - PDF)

Contact Us

ETN Desk

For all enquiries, please instruct your broker / advisor / custodian to email us at etndesk@barclays.com or alternatively, your broker / custodian can call us at:

+1 212 528 7990

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the Barclays ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and FINRA.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the in the case of the Barclays ETN+ Select MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. For ETNs linked to indices tracking MLPs, the tax treatment of the ETNs may be less favourable than a direct investment in MLPs. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the S&P 500® Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC ("SPDJI"), Standard & Poor's Financial Services LLC ("SPFS"), or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC. "Barclays Women in Leadership Total Return USD Index™", "Barclays Inverse US Treasury Futures Composite Index™", and "Atlantic Trust Select MLP Index" are trademarks of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Press Releases

View the press releases for Barclays Exchange Traded Notes.

2015 | 2014 | 2013 | 2012 | 2010 | 2009

2013 - Press Releases

- Barclays Bank PLC announces quarterly coupon payment on Barclays ETN+ Select MLP ETN (NOVEMBER 20, 2013 - PDF)
- Barclays Bank PLC Announces August Quarterly Coupon Payment on Barclays ETN+ Select MLP ETN (AUGUST 20, 2013 - PDF)
- Barclays Bank PLC announces no changes to the Atlantic Trust Select MLP Index (OCTOBER 11, 2013 - PDF)
- Barclays Bank PLC announces no changes to the Atlantic Trust Select MLP Index (JULY 10, 2013 - PDF)
- Barclays Bank PLC announces quarterly coupon payment on Barclays ETN+ Select MLP ETN (MAY 20, 2013 - PDF)
- Barclays Bank PLC to Automatically Redeem the Barclays ETN+ Short C Leveraged ETN (JANUARY 4, 2013 - PDF)

Contact Us

ETN Desk

For all enquiries, please instruct your broker / advisor / custodian to email us at etndesk@barclays.com or alternatively, your broker / custodian can call us at:

+1 212 528 7990

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the Barclays ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and FINRA.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the in the case of the Barclays ETN+ Select MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. For ETNs linked to indices tracking MLPs, the tax treatment of the ETNs may be less favourable than a direct investment in MLPs. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the S&P 500® Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC ("SPDJI"), Standard & Poor's Financial Services LLC ("SPFS"), or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC. "Barclays Women in Leadership Total Return USD Index™", "Barclays Inverse US Treasury Futures Composite Index™", and "Atlantic Trust Select MLP Index" are trademarks of Barclays Bank PLC.

Press Releases

View the press releases for Barclays Exchange Traded Notes.

2015 2014 2013 2012 2010 2009

2012 - Press Releases

Barclays launches the Barclays ETN+ Shiller CAPE™ ETN (NOVEMBER 20, 2013 - PDF)

Contact Us

ETN Desk

For all enquiries, please instruct your broker / advisor / custodian to email us at etndesk@barclays.com or alternatively, your broker / custodian can call us at:

+1 212 528 7990

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the Barclays ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and FINRA.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the Barclays ETN+ Select MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. For ETNs linked to indices tracking MLPs, the tax treatment of the ETNs may be less favourable than a direct investment in MLPs. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the S&P 500® Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC ("SPDJI"), Standard & Poor's Financial Services LLC ("SPFS"), or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC. "Barclays Women in Leadership Total Return USD Index™", "Barclays Inverse US Treasury Futures Composite Index™", and "Atlantic Trust Select MLP Index" are trademarks of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Press Releases

View the press releases for Barclays Exchange Traded Notes.

2015 | 2014 | 2013 | 2012 | 2010 | 2009

2010 - Press Releases

Barclays Launches Exchange Traded Note Linked to S&P 500® Dynamic VEQTOR™ TR Index (SEPTEMBER1, 2010 - PDF)

Contact Us

ETN Desk

For all enquiries, please instruct your broker / advisor / custodian to email us at etndesk@barclays.com or alternatively, your broker / custodian can call us at:

+1 212 528 7990

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the Barclays ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and FINRA.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the in the case of the Barclays ETN+ Select MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. For ETNs linked to indices tracking MLPs, the tax treatment of the ETNs may be less favourable than a direct investment in MLPs. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the S&P 500® Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC ("SPDJI"), Standard & Poor's Financial Services LLC ("SPFS"), or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC. "Barclays Women in Leadership Total Return USD Index™", "Barclays Inverse US Treasury Futures Composite Index™", and "Atlantic Trust Select MLP Index" are trademarks of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Press Releases

View the press releases for Barclays Exchange Traded Notes.

2015 | 2014 | 2013 | 2012 | 2010 | 2009

2009 - Press Releases

Barclays Capital Launches Leveraged Exchange Traded Notes (NOVEMBER 8, 2009 - PDF)

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the in the case of the Barclays ETN+ Select MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. For ETNs linked to indices tracking MLPs, the tax treatment of the ETNs may be less favourable than a direct investment in MLPs. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the S&P 500® Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC ("SPDJI"), Standard & Poor's Financial Services LLC ("SPFS"), or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC. "Barclays Women in Leadership Total Return USD Index™", "Barclays Inverse US Treasury Futures Composite Index™", and "Atlantic Trust Select MLP Index" are trademarks of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Contact Us

ETN Desk

For all enquiries, please instruct your broker / advisor / custodian to email us at etndesk@barclays.com or alternatively, your broker / custodian can call us at:

+1 212 528 7990

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the Barclays ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and FINRA.

About us

About Barclays

Barclays offers premier investment banking products and services to its clients through Barclays Bank PLC ("Barclays"), and in the US through Barclays Capital Inc.

Barclays is an international financial services provider engaged in personal banking, credit cards, corporate and investment banking and wealth management with an extensive presence in Europe, the Americas, Africa and Asia. Barclays' purpose is to help people achieve their ambitions - in the right way.

With over 300 years of history and expertise in banking, Barclays operates in over 50 countries and employs approximately 130,000 people. Barclays moves, lends, invests and protects money for customers and clients worldwide.

For further information about Barclays visit www.barclays.com.

For further information about Barclays' Investment Bank products and services, visit www.barclays.com/IB

Contact Us

ETN Desk

For all enquiries, please instruct your broker / advisor / custodian to email us at etndesk@barclays.com or alternatively, your broker / custodian can call us at:

+1 212 528 7990

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the Barclays ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and FINRA.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the in the case of the Barclays ETN+ Select MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. For ETNs linked to indices tracking MLPs, the tax treatment of the ETNs may be less favourable than a direct investment in MLPs. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the S&P 500® Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC ("SPDJI"), Standard & Poor's Financial Services LLC ("SPFS"), or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC. "Barclays Women in Leadership Total Return USD Index™", "Barclays Inverse US Treasury Futures Composite Index™", and "Atlantic Trust Select MLP Index" are trademarks of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ Shiller CAPE™ ETNs

The Barclays ETN+ Shiller Cape™ ETNs (the "ETNs") are linked to the performance of the Shiller Barclays CAPE™ US Core Sector Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the level of the Index between the Inception Date and the applicable valuation date. If the level of the Index decreases or does not increase sufficiently to offset any negative effect of the investor fee, you may receive less than your original investment in the ETNs at maturity or upon early redemption. An investment in the ETNs involves significant risks and may not be suitable for all investors. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index aims to provide a notional long exposure to the top four relatively undervalued US equity sectors that also exhibit relatively strong price momentum. The Index incorporates the CAPE (Cyclically Adjusted Price Earnings) ratio to assess equity market valuations of nine sectors on a monthly basis and to identify the relatively undervalued sectors represented in the S&P 500®. The Index then selects the top four undervalued sectors that possess relatively stronger price momentum over the past twelve months and allocates an equally weighted notional long position in the total return version of the S&P Select Sector Indices (each, a "Sector Index") corresponding to the selected sectors. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Index Sector Weightings

Summary

Primary Exchange	NYSE Arca
ETN Ticker	CAPE
Intraday Indicative Value Ticker	CAPE.IV[1]
Bloomberg ETN Keystroke	CAPE.IV<Equity><Go>
Bloomberg Index Ticker	BXIICCST
Investor Fee Rate	0.45% per annum[2]
CUSIP	06742A669
ISIN	US06742A6698
Inception Date	October 10, 2012
Maturity Date	October 12, 2022

Market Indicators (as of 07/15/2015)

Closing Indicative Note Value: $80.42

ETNs outstanding: 361,000

Market Capitalization[3]: $29,031,620

Documentation

CAPE Prospectus (PDF 933KB)

Barclays ETNs Product list (PDF 60KB)

IV/Index History (XLS 1KB)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is equal to 0.45% per annum. The investor fee per ETN on the initial valuation date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) the investor fee rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day *divided by* (2) the closing level of the Index on the immediately preceding index business day.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index has increased. Because the ETNs are subject to an investor fee and any other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC will have the right to redeem or "call" the ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Dynamic Allocation and Strategy Risk: The value of the index will depend upon the success of the index in dynamically allocating among the Sector Indices. The allocation among the Sector Indices is based upon a proprietary index methodology sponsored by Barclays Bank PLC that may not provide outperformance relative to any alternative allocation among the Sector Indices or a diversified portfolio generally, and is made in accordance with pre-defined weightings that may not be optimal.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.
Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC

The Standard & Poor's®, S&P 500® Index is a product of Down Jones Indices LLC ("SPDJI"), and has been licensed for use by Barclays Bank PLC. S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services, LLC ("SPFS"). These trademarks have been licensed to SPDJI and its affiliates and sublicensed to Barclays Bank PLC for certain purposes. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored or endorsed by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ Shiller CAPE™ ETNs

The Barclays ETN+ Shiller Cape™ ETNs (the "ETNs") are linked to the performance of the Shiller Barclays CAPE™ US Core Sector Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the level of the Index between the Inception Date and the applicable valuation date. If the level of the Index decreases or does not increase sufficiently to offset any negative effect of the investor fee, you may receive less than your original investment in the ETNs at maturity or upon early redemption. An investment in the ETNs involves significant risks and may not be suitable for all investors. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index aims to provide a notional long exposure to the top four relatively undervalued US equity sectors that also exhibit relatively strong price momentum. The Index incorporates the CAPE (Cyclically Adjusted Price Earnings) ratio to assess equity market valuations of nine sectors on a monthly basis and to identify the relatively undervalued sectors represented in the S&P 500®. The Index then selects the top four undervalued sectors that possess relatively stronger price momentum over the past twelve months and allocates an equally weighted notional long position in the total return version of the S&P Select Sector Indices (each, a "Sector Index") corresponding to the selected sectors. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Index Sector Weightings

ETN and Index Historical Performance


80
60
40
20
0
-20
Performance (%)
Oct-12
Mar-13
Aug-13
Jan-14
Jun-14
Nov-14
Mar-15
Jul-15
Barclays ETN+ Shiller CAPE™ ETNs
Shiller Barclays CAPE™ US Core Sector Index

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was October 10, 2012 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index has increased. Because the ETNs are subject to an investor fee and any other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC will have the right to redeem or "call" the ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Dynamic Allocation and Strategy Risk: The value of the index will depend upon the success of the index in dynamically allocating among the Sector Indices. The allocation among the Sector Indices is based upon a proprietary index methodology sponsored by Barclays Bank PLC that may not provide outperformance relative to any alternative allocation among the Sector Indices or a diversified portfolio generally, and is made in accordance with pre-defined weightings that may not be optimal.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.
Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC

The Standard & Poor's®, S&P 500® Index is a product of Down Jones Indices LLC ("SPDJI"), and has been licensed for use by Barclays Bank PLC. S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services, LLC ("SPFS"). These trademarks have been licensed to SPDJI and its affiliates and sublicensed to Barclays Bank PLC for certain purposes. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored or endorsed by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ Shiller CAPE™ ETNs

The Barclays ETN+ Shiller Cape™ ETNs (the "ETNs") are linked to the performance of the Shiller Barclays CAPE™ US Core Sector Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the level of the Index between the Inception Date and the applicable valuation date. If the level of the Index decreases or does not increase sufficiently to offset any negative effect of the investor fee, you may receive less than your original investment in the ETNs at maturity or upon early redemption. An investment in the ETNs involves significant risks and may not be suitable for all investors. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index aims to provide a notional long exposure to the top four relatively undervalued US equity sectors that also exhibit relatively strong price momentum. The Index incorporates the CAPE (Cyclically Adjusted Price Earnings) ratio to assess equity market valuations of nine sectors on a monthly basis and to identify the relatively undervalued sectors represented in the S&P 500®. The Index then selects the top four undervalued sectors that possess relatively stronger price momentum over the past twelve months and allocates an equally weighted notional long position in the total return version of the S&P Select Sector Indices (each, a "Sector Index") corresponding to the selected sectors. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Index Sector Weightings

Index and ETN Returns (as of 06/30/2015)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Shiller Barclays CAPE™ US Core Sector Index	-2.17%	-0.28%	1.65%	1.65%	7.72%	N/A	18.53%
ETN Closing Indicative Note Value Return	-2.21%	-0.39%	1.43%	1.43%	7.23%	N/A	18.00%

ETN Market Price Returns (as of 06/30/2015)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays ETN+ Shiller CAPE™ ETNs	-2.29%	-0.94%	0.83%	0.83%	7.22%	N/A	17.97%

Source: Barclays, subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.**

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in the value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index has increased. Because the ETNs are subject to an investor fee and any other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC will have the right to redeem or "call" the ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Dynamic Allocation and Strategy Risk: The value of the index will depend upon the success of the index in dynamically allocating among the Sector Indices. The allocation among the Sector Indices is based upon a proprietary index methodology sponsored by Barclays Bank PLC that may not provide outperformance relative to any alternative allocation among the Sector Indices or a diversified portfolio generally, and is made in accordance with pre-defined weightings that may not be optimal.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.
Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC

The Standard & Poor's®, S&P 500® Index is a product of Down Jones Indices LLC ("SPDJI"), and has been licensed for use by Barclays Bank PLC. S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services, LLC ("SPFS"). These trademarks have been licensed to SPDJI and its affiliates and sublicensed to Barclays Bank PLC for certain purposes. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored or endorsed by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ Shiller CAPE™ ETNs

The Barclays ETN+ Shiller Cape™ ETNs (the "ETNs") are linked to the performance of the Shiller Barclays CAPE™ US Core Sector Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the level of the Index between the Inception Date and the applicable valuation date. If the level of the Index decreases or does not increase sufficiently to offset any negative effect of the investor fee, you may receive less than your original investment in the ETNs at maturity or upon early redemption. An investment in the ETNs involves significant risks and may not be suitable for all investors. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index aims to provide a notional long exposure to the top four relatively undervalued US equity sectors that also exhibit relatively strong price momentum. The Index incorporates the CAPE (Cyclically Adjusted Price Earnings) ratio to assess equity market valuations of nine sectors on a monthly basis and to identify the relatively undervalued sectors represented in the S&P 500®. The Index then selects the top four undervalued sectors that possess relatively stronger price momentum over the past twelve months and allocates an equally weighted notional long position in the total return version of the S&P Select Sector Indices (each, a "Sector Index") corresponding to the selected sectors. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Index Sector Weightings

Correlations (as of 06/30/2015)

Index	Correlation*†
Shiller Barclays CAPE™ US Core Sector Index	1.00
S&P 500® Total Return Index	.97
MSCI EAFE® Net Total Return Index	.78
MSCI Emerging Markets Net Total Return Index	.69
Bloomberg Commodity Index Total Return℠	.25
Barclays US Aggregate Bond Index	-.34

Sources: Bloomberg Finance L.P., Barclays, MSCI Inc., S&P Dow Jones Indices LLC. Correlations are calculated on a weekly basis over a 1-year period from the "as of" date referenced above.

* Correlation is a term used to describe the statistical relationship between two or more quantities or variables. Perfectly correlated assets will have a correlation coefficient of one, while the correlation coefficient will be zero when returns on two assets are completely independent.

Index correlations are for illustrative purposes only and do not represent actual ETN performance. PAST PERFORMANCE IS NOT INDICATIVE FOR FUTURE RESULTS.

- The S&P 500® Index is intended to provide an indication of the pattern of stock price movement in the U.S. equities market.
- The Bloomberg Commodity Index Total Return℠ reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.
- The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada
- The MSCI Emerging Markets Index℠ captures large and mid cap representation across 21 Emerging Markets countries.
- The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index has increased. Because the ETNs are subject to an investor fee and any other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC will have the right to redeem or "call" the ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Dynamic Allocation and Strategy Risk: The value of the index will depend upon the success of the index in dynamically allocating among the Sector Indices. The allocation among the Sector Indices is based upon a proprietary index methodology sponsored by Barclays Bank PLC that may not provide outperformance relative to any alternative allocation among the Sector Indices or a diversified portfolio generally, and is made in accordance with pre-defined weightings that may not be optimal.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.
Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC

The Standard & Poor's®, S&P 500® Index is a product of Down Jones Indices LLC ("SPDJI"), and has been licensed for use by Barclays Bank PLC. S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services, LLC ("SPFS"). These trademarks have been licensed to SPDJI and its affiliates and sublicensed to Barclays Bank PLC for certain purposes. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored or endorsed by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ Shiller CAPE™ ETNs

The Barclays ETN+ Shiller Cape™ ETNs (the "ETNs") are linked to the performance of the Shiller Barclays CAPE™ US Core Sector Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the level of the Index between the Inception Date and the applicable valuation date. If the level of the Index decreases or does not increase sufficiently to offset any negative effect of the investor fee, you may receive less than your original investment in the ETNs at maturity or upon early redemption. An investment in the ETNs involves significant risks and may not be suitable for all investors. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index aims to provide a notional long exposure to the top four relatively undervalued US equity sectors that also exhibit relatively strong price momentum. The Index incorporates the CAPE (Cyclically Adjusted Price Earnings) ratio to assess equity market valuations of nine sectors on a monthly basis and to identify the relatively undervalued sectors represented in the S&P 500®. The Index then selects the top four undervalued sectors that possess relatively stronger price momentum over the past twelve months and allocates an equally weighted notional long position in the total return version of the S&P Select Sector Indices (each, a "Sector Index") corresponding to the selected sectors. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Index Sector Weightings

Shiller Barclays CAPE™ US Core Sector Index Index Sector Weightings (as of 07/15/2015)

Index Component Weightings	Weightings %
Consumer staples	25.00%
Healthcare	25.00%
Industrials	25.00%
Technology	25.00%

Source: Barclays, subject to change.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index has increased. Because the ETNs are subject to an investor fee and any other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC will have the right to redeem or "call" the ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Dynamic Allocation and Strategy Risk: The value of the index will depend upon the success of the index in dynamically allocating among the Sector Indices. The allocation among the Sector Indices is based upon a proprietary index methodology sponsored by Barclays Bank PLC that may not provide outperformance relative to any alternative allocation among the Sector Indices or a diversified portfolio generally, and is made in accordance with pre-defined weightings that may not be optimal.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.
Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Shiller Barclays CAPE™ US Core Sector Index" is a trademark of Barclays Bank PLC.

"CAPE™" is a trademark of RSBB-I, LLC ("RSBB") and has been licensed for certain purposes by Barclays Bank PLC

The Standard & Poor's®, S&P 500® Index is a product of Down Jones Indices LLC ("SPDJI"), and has been licensed for use by Barclays Bank PLC. S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services, LLC ("SPFS"). These trademarks have been licensed to SPDJI and its affiliates and sublicensed to Barclays Bank PLC for certain purposes. The Shiller Barclays CAPE™ US Core Sector Index (the "Index") which is based on the S&P 500® and the Sector Indices is not sponsored or endorsed by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective subsidiaries or affiliates (collectively, "S&P Dow Jones Indices"), but is published with their consent. The ETNs based on the Index are not sponsored or endorsed by S&P Dow Jones Indices or any of their respective affiliates and S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

The Shiller Barclays CAPE US Index Family has been developed in part by RSBB, LLC, the research principal of which is Robert J. Shiller. RSBB, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Shiller Barclays CAPE US Index Family or any data or methodology either included therein or upon which it is based. RSBB, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB, LLC is advised of the possibility of same.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ Select MLP ETN

The Barclays ETN+ Select MLP ETN (the "ETNs") are linked to the performance of the Volume-Weighting Average Price ("VWAP") level of the Atlantic Trust Select MLP Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the VWAP level of the Index between the inception date and the applicable valuation date. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index is designed to provide exposure to a basket of midstream U.S. and Canadian master limited partnerships, limited liability companies and corporations (collectively, the "Index Constituents") that trade on major U.S. exchanges, are classified in the GICS®Energy Sector or GICS® Gas Utilities Industry according to the Global Industry Classification Standard® ("GICS") and meet certain eligibility criteria, including long-term credit rating, the portion of cash flow driven by mid-stream operations and size as measured by free-float market capitalization and average daily trading value. Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Top 10 Index Components | ETN Coupon

Summary

Primary Exchange	NYSE Arca
ETN Ticker	ATMP
Intraday Indicative Value Ticker	ATMP.IV[1]
Bloomberg ETN Keystroke	ATMP.IV<Equity><Go>
Bloomberg Index Ticker	BXIIATMP
Index VWAP Level Ticker	BXVWATMP[4]
Investor Fee Rate	0.95% per annum[2]
CUSIP	06742C723
ISIN	US06742C7231
Inception Date	March 12, 2013
Maturity Date	March 18, 2043

Market Indicators (as of 07/15/2015)

Closing Indicative Note Value
$27.33

ETNs outstanding
12,538,181

Market Capitalization[3]
$342,668,487

Documentation

ATMP Prospectus (PDF 834KB)

Barclays ETNs Product List

Index Components (XLS 1KB)

IV/Index History (XLS 1KB)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is 0.95% per year. The daily fee value (or daily investor fee) on any calendar day is equal to the product of (1) the closing VWAP level on such calendar day *divided by* the VWAP factor and (2) the investor fee rate *divided by* 365. Because the daily fee value is calculated and subtracted from the closing indicative note value on a daily basis, the net effect of the fee accumulates over time and is subtracted at the rate of 0.95% per year. The VWAP factor is 4.89920, which is equal to (1) the initial VWAP level *divided by* (2) the principal amount per ETN. If the ETNs undergo a split or reverse split, the VWAP factor will be adjusted accordingly. The VWAP factor represents the initial exposure of each ETN to the initial VWAP level of the Index. The initial VWAP level was 122.48, which was the VWAP level at the closing of trading on the inception date.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding.
4. **The Volume-Weighted Average Price (VWAP)** with respect to each Index Constituent, on any index business day, the consolidated volume-weighted average price of one unit of such Index Constituent as determined by the VWAP calculation agent based on all trades in such Index Constituent reported in the consolidated tape system during the regular trading session. The VWAP Level on an index business day, as calculated by the VWAP calculation agent, (1) the sum of the products of (i) the VWAP of each Index Constituent as of such date plus (ii) the number of units of that Index Constituent as of such date published by the index sponsor.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the Volume Weighted Average Price ("VWAP") level between the inception date and the applicable valuation date. Additionally, if the VWAP level is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the VWAP value has increased. Because the ETNs are subject to an investor fee and any other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

The Payment on the ETNs is Linked to the VWAP Level, Not to the Closing Level of the Index and Not to the Published Intraday Indicative Value of the ETNs: Your payment at maturity or upon early redemption is linked to the performance of the VWAP level, as compared to the initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the official closing level of the Index. Therefore, the payment at maturity or early redemption of your ETNs, may be different from the payment you would receive if such payment were determined by reference to the official closing level of the Index.

No Guaranteed Coupon Payments: You are not guaranteed to receive coupon payments on the ETNs. You will receive a coupon payment on a coupon payment date only to the extent that the accrued dividend exceeds the accrued investor fee on the relevant coupon valuation date. The amount of the accrued dividend on any coupon valuation date depends in part on the aggregate cash value of distributions that a reference holder would have been entitled to receive in respect of the index constituents prior to the relevant coupon valuation date.

Market and Volatility Risk: The return on the ETNs is linked to the performance of the VWAP level of the Index which, in turn, is linked to the performance of the master limited partnerships and other securities that are included as index constituents at any time. The prices of the index constituents may change unpredictably and, as a result, affect the level of the Index and the value of your ETNs in unforeseeable ways.

Concentration Risk: The index constituents are companies in the Energy Sector or Gas Utilities Sector, as determined by the GICS® classification system. In addition, many of the index constituents are smaller, non-diversified businesses that are exposed to the risks associated with such businesses, including the lack of capital funding to sustain or grow businesses and potential competition from larger, better financed and more diversified businesses. The ETNs are susceptible to general market fluctuations in the energy and gas MLP market and to volatile increases and decreases in value, as market confidence in, and perceptions regarding the index constituents change. Your investment may therefore carry risks similar to a concentrated securities investment in one industry or sector.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Atlantic Trust Select MLP Index is a trademark of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ Select MLP ETN

The Barclays ETN+ Select MLP ETN (the "ETNs") are linked to the performance of the Volume-Weighting Average Price ("VWAP") level of the Atlantic Trust Select MLP Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the VWAP level of the Index between the inception date and the applicable valuation date. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index is designed to provide exposure to a basket of midstream U.S. and Canadian master limited partnerships, limited liability companies and corporations (collectively, the "Index Constituents") that trade on major U.S. exchanges, are classified in the GICS®Energy Sector or GICS® Gas Utilities Industry according to the Global Industry Classification Standard® ("GICS") and meet certain eligibility criteria, including long-term credit rating, the portion of cash flow driven by mid-stream operations and size as measured by free-float market capitalization and average daily trading value. Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Top 10 Index Components | ETN Coupon

ETN and Index Historical Performance


40
30
20
10
0
-10
Performance (%)
Mar-13
Aug-13
Dec-13
Apr-14
Jul-14
Dec-14
Mar-15
Jul-15
Barclays ETN+ Select MLP ETN
Atlantic Trust Select MLP Index

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was March 12, 2013 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the Volume Weighted Average Price ("VWAP") level between the inception date and the applicable valuation date. Additionally, if the VWAP level is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the VWAP value has increased. Because the ETNs are subject to an investor fee and any other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

The Payment on the ETNs is Linked to the VWAP Level, Not to the Closing Level of the Index and Not to the Published Intraday Indicative Value of the ETNs: Your payment at maturity or upon early redemption is linked to the performance of the VWAP level, as compared to the initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the official closing level of the Index. Therefore, the payment at maturity or early redemption of your ETNs, may be different from the payment you would receive if such payment were determined by reference to the official closing level of the Index.

No Guaranteed Coupon Payments: You are not guaranteed to receive coupon payments on the ETNs. You will receive a coupon payment on a coupon payment date only to the extent that the accrued dividend exceeds the accrued investor fee on the relevant coupon valuation date. The amount of the accrued dividend on any coupon valuation date depends in part on the aggregate cash value of distributions that a reference holder would have been entitled to receive in respect of the index constituents prior to the relevant coupon valuation date.

Market and Volatility Risk: The return on the ETNs is linked to the performance of the VWAP level of the Index which, in turn, is linked to the performance of the master limited partnerships and other securities that are included as index constituents at any time. The prices of the index constituents may change unpredictably and, as a result, affect the level of the Index and the value of your ETNs in unforeseeable ways.

Concentration Risk: The index constituents are companies in the Energy Sector or Gas Utilities Sector, as determined by the GICS® classification system. In addition, many of the index constituents are smaller, non-diversified businesses that are exposed to the risks associated with such businesses, including the lack of capital funding to sustain or grow businesses and potential competition from larger, better financed and more diversified businesses. The ETNs are susceptible to general market fluctuations in the energy and gas MLP market and to volatile increases and decreases in value, as market confidence in, and perceptions regarding the index constituents change. Your investment may therefore carry risks similar to a concentrated securities investment in one industry or sector.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Atlantic Trust Select MLP Index is a trademark of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ Select MLP ETN

The Barclays ETN+ Select MLP ETN (the "ETNs") are linked to the performance of the Volume-Weighting Average Price ("VWAP") level of the Atlantic Trust Select MLP Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the VWAP level of the Index between the inception date and the applicable valuation date. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index is designed to provide exposure to a basket of midstream U.S. and Canadian master limited partnerships, limited liability companies and corporations (collectively, the "Index Constituents") that trade on major U.S. exchanges, are classified in the GICS® Energy Sector or GICS® Gas Utilities Industry according to the Global Industry Classification Standard® ("GICS") and meet certain eligibility criteria, including long-term credit rating, the portion of cash flow driven by mid-stream operations and size as measured by free-float market capitalization and average daily trading value. Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Top 10 Index Components | ETN Coupon

Index and ETN Returns (as of 06/30/2015)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Atlantic Trust Select MLP Index	-6.73%	-6.38%	-11.07%	-11.07%	-13.17%	N/A	4.05%
ETN Closing Indicative Note Value Return	-6.67%	-6.32%	-11.00%	-11.00%	-13.10%	N/A	4.07%

ETN Market Price Returns (as of 06/30/2015)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays ETN+ Select MLP ETN	-6.80%	-6.09%	-10.43%	-10.43%	-13.18%	N/A	4.06%

Source: Barclays, subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.**

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the Volume Weighted Average Price ("VWAP") level between the inception date and the applicable valuation date. Additionally, if the VWAP level is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the VWAP value has increased. Because the ETNs are subject to an investor fee and any other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

The Payment on the ETNs is Linked to the VWAP Level, Not to the Closing Level of the Index and Not to the Published Intraday Indicative Value of the ETNs: Your payment at maturity or upon early redemption is linked to the performance of the VWAP level, as compared to the initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the official closing level of the Index. Therefore, the payment at maturity or early redemption of your ETNs, may be different from the payment you would receive if such payment were determined by reference to the official closing level of the Index.

No Guaranteed Coupon Payments: You are not guaranteed to receive coupon payments on the ETNs. You will receive a coupon payment on a coupon payment date only to the extent that the accrued dividend exceeds the accrued investor fee on the relevant coupon valuation date. The amount of the accrued dividend on any coupon valuation date depends in part on the aggregate cash value of distributions that a reference holder would have been entitled to receive in respect of the index constituents prior to the relevant coupon valuation date.

Market and Volatility Risk: The return on the ETNs is linked to the performance of the VWAP level of the Index which, in turn, is linked to the performance of the master limited partnerships and other securities that are included as index constituents at any time. The prices of the index constituents may change unpredictably and, as a result, affect the level of the Index and the value of your ETNs in unforeseeable ways.

Concentration Risk: The index constituents are companies in the Energy Sector or Gas Utilities Sector, as determined by the GICS® classification system. In addition, many of the index constituents are smaller, non-diversified businesses that are exposed to the risks associated with such businesses, including the lack of capital funding to sustain or grow businesses and potential competition from larger, better financed and more diversified businesses. The ETNs are susceptible to general market fluctuations in the energy and gas MLP market and to volatile increases and decreases in value, as market confidence in, and perceptions regarding the index constituents change. Your investment may therefore carry risks similar to a concentrated securities investment in one industry or sector.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Atlantic Trust Select MLP Index is a trademark of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ Select MLP ETN

The Barclays ETN+ Select MLP ETN (the "ETNs") are linked to the performance of the Volume-Weighting Average Price ("VWAP") level of the Atlantic Trust Select MLP Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the VWAP level of the Index between the inception date and the applicable valuation date. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index is designed to provide exposure to a basket of midstream U.S. and Canadian master limited partnerships, limited liability companies and corporations (collectively, the "Index Constituents") that trade on major U.S. exchanges, are classified in the GICS®Energy Sector or GICS® Gas Utilities Industry according to the Global Industry Classification Standard® ("GICS") and meet certain eligibility criteria, including long-term credit rating, the portion of cash flow driven by mid-stream operations and size as measured by free-float market capitalization and average daily trading value. Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Top 10 Index Components | ETN Coupon

Correlations (as of 06/30/2015)

Index	Correlation*†
Atlantic Trust Select MLP Index	1.00
S&P 500® Total Return Index	.74
MSCI EAFE® Net Total Return Index	.63
MSCI Emerging Markets Net Total Return Index	.57
Bloomberg Commodity Index Total Return℠	.15
Barclays US Aggregate Bond Index	-.31

Sources: Bloomberg Finance L.P., Barclays, MSCI Inc., S&P Dow Jones Indices LLC. Correlations are calculated on a weekly basis over a 1-year period from the "as of" date referenced above.

* Correlation is a term used to describe the statistical relationship between two or more quantities or variables. Perfectly correlated assets will have a correlation coefficient of one, while the correlation coefficient will be zero when returns on two assets are completely independent.

† Correlation is shown for the Atlantic Trust Select MLP Index (the "Index"). While the ETN is linked to the performance of the Index, the payment on the ETN is linked to the VWAP level not to the closing level of the Index. Payment upon maturity or redemption is linked to the performance of the VWAP level as compared to the Initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the closing level of the Index. The VWAP level of the Index is reported on Bloomberg page "BXVWATMP ".

Index correlations are for illustrative purposes only and do not represent actual ETN performance. PAST PERFORMANCE IS NOT INDICATIVE FOR FUTURE RESULTS.

- The S&P 500® Index is intended to provide an indication of the pattern of stock price movement in the U.S. equities market.
- The Bloomberg Commodity Index Total Return℠ reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.
- The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada
- The MSCI Emerging Markets Index℠ captures large and mid cap representation across 21 Emerging Markets countries.
- The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the Volume Weighted Average Price ("VWAP") level between the inception date and the applicable valuation date. Additionally, if the VWAP level is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the VWAP value has increased. Because the ETNs are subject to an investor fee and any other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

The Payment on the ETNs is Linked to the VWAP Level, Not to the Closing Level of the Index and Not to the Published Intraday Indicative Value of the ETNs: Your payment at maturity or upon early redemption is linked to the performance of the VWAP level, as compared to the initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the official closing level of the Index. Therefore, the payment at maturity or early redemption of your ETNs, may be different from the payment you would receive if such payment were determined by reference to the official closing level of the Index.

No Guaranteed Coupon Payments: You are not guaranteed to receive coupon payments on the ETNs. You will receive a coupon payment on a coupon payment date only to the extent that the accrued dividend exceeds the accrued investor fee on the relevant coupon valuation date. The amount of the accrued dividend on any coupon valuation date depends in part on the aggregate cash value of distributions that a reference holder would have been entitled to receive in respect of the index constituents prior to the relevant coupon valuation date.

Market and Volatility Risk: The return on the ETNs is linked to the performance of the VWAP level of the Index which, in turn, is linked to the performance of the master limited partnerships and other securities that are included as index constituents at any time. The prices of the index constituents may change unpredictably and, as a result, affect the level of the Index and the value of your ETNs in unforeseeable ways.

Concentration Risk: The index constituents are companies in the Energy Sector or Gas Utilities Sector, as determined by the GICS® classification system. In addition, many of the index constituents are smaller, non-diversified businesses that are exposed to the risks associated with such businesses, including the lack of capital funding to sustain or grow businesses and potential competition from larger, better financed and more diversified businesses. The ETNs are susceptible to general market fluctuations in the energy and gas MLP market and to volatile increases and decreases in value, as market confidence in, and perceptions regarding the index constituents change. Your investment may therefore carry risks similar to a concentrated securities investment in one industry or sector.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Atlantic Trust Select MLP Index is a trademark of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ Select MLP ETN

The Barclays ETN+ Select MLP ETN (the "ETNs") are linked to the performance of the Volume-Weighting Average Price ("VWAP") level of the Atlantic Trust Select MLP Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the VWAP level of the Index between the inception date and the applicable valuation date. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index is designed to provide exposure to a basket of midstream U.S. and Canadian master limited partnerships, limited liability companies and corporations (collectively, the "Index Constituents") that trade on major U.S. exchanges, are classified in the GICS®Energy Sector or GICS® Gas Utilities Industry according to the Global Industry Classification Standard® ("GICS") and meet certain eligibility criteria, including long-term credit rating, the portion of cash flow driven by mid-stream operations and size as measured by free-float market capitalization and average daily trading value. Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Top 10 Index Components | ETN Coupon

Top 10 Index Components (as of 07/15/2015)

Ticker	Weightings %	Trading Facility	Sector	Index Components
ETP	8.09%	NYSE	Energy	Energy Transfer Partners LP
EPD	8.00%	NYSE	Energy	Enterprise Product Partners LP
PAA	7.99%	NYSE	Energy	Plains All American Pipeline LP
MMP	7.90%	NYSE	Energy	Magellan Midstream Partners
WPZ	6.54%	NYSE	Energy	Williams Partners LP
BPL	5.09%	NYSE	Energy	Buckeye Partners LP
TRP	4.05%	UN	Energy	Transcanada Corp
OKE	4.03%	NYSE	Energy	ONEOK Inc
WMB	4.01%	NYSE	Energy	The Williams Companies Inc
ENB	4.00%	UN	Energy	Enbridge Inc

Source: Barclays, subject to change.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the Volume Weighted Average Price ("VWAP") level between the inception date and the applicable valuation date. Additionally, if the VWAP level is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the VWAP value has increased. Because the ETNs are subject to an investor fee and any other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

The Payment on the ETNs is Linked to the VWAP Level, Not to the Closing Level of the Index and Not to the Published Intraday Indicative Value of the ETNs: Your payment at maturity or upon early redemption is linked to the performance of the VWAP level, as compared to the initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the official closing level of the Index. Therefore, the payment at maturity or early redemption of your ETNs, may be different from the payment you would receive if such payment were determined by reference to the official closing level of the Index.

No Guaranteed Coupon Payments: You are not guaranteed to receive coupon payments on the ETNs. You will receive a coupon payment on a coupon payment date only to the extent that the accrued dividend exceeds the accrued investor fee on the relevant coupon valuation date. The amount of the accrued dividend on any coupon valuation date depends in part on the aggregate cash value of distributions that a reference holder would have been entitled to receive in respect of the index constituents prior to the relevant coupon valuation date.

Market and Volatility Risk: The return on the ETNs is linked to the performance of the VWAP level of the Index which, in turn, is linked to the performance of the master limited partnerships and other securities that are included as index constituents at any time. The prices of the index constituents may change unpredictably and, as a result, affect the level of the Index and the value of your ETNs in unforeseeable ways.

Concentration Risk: The index constituents are companies in the Energy Sector or Gas Utilities Sector, as determined by the GICS® classification system. In addition, many of the index constituents are smaller, non-diversified businesses that are exposed to the risks associated with such businesses, including the lack of capital funding to sustain or grow businesses and potential competition from larger, better financed and more diversified businesses. The ETNs are susceptible to general market fluctuations in the energy and gas MLP market and to volatile increases and decreases in value, as market confidence in, and perceptions regarding the index constituents change. Your investment may therefore carry risks similar to a concentrated securities investment in one industry or sector.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Atlantic Trust Select MLP Index is a trademark of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ Select MLP ETN

The Barclays ETN+ Select MLP ETN (the "ETNs") are linked to the performance of the Volume-Weighting Average Price ("VWAP") level of the Atlantic Trust Select MLP Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the VWAP level of the Index between the inception date and the applicable valuation date. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index is designed to provide exposure to a basket of midstream U.S. and Canadian master limited partnerships, limited liability companies and corporations (collectively, the "Index Constituents") that trade on major U.S. exchanges, are classified in the GICS®Energy Sector or GICS® Gas Utilities Industry according to the Global Industry Classification Standard® ("GICS") and meet certain eligibility criteria, including long-term credit rating, the portion of cash flow driven by mid-stream operations and size as measured by free-float market capitalization and average daily trading value. Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Top 10 Index Components | ETN Coupon

ETN Coupon

For each ETN that you hold on the applicable coupon record date, you will receive an interest payment in cash per ETN on each coupon payment date in U.S. dollars equal to the coupon amount, if any, on the applicable coupon valuation date. The coupon amount on any coupon valuation date will equal the greater of (i) zero and (ii)(1) the accrued dividend on such coupon valuation date minus (2) the accrued investor fee on such coupon valuation date. There is no guarantee that the ETNs will pay coupon. If on any coupon valuation date the accrued fees are greater than the accrued dividend, you will not receive a coupon payment on the applicable coupon payment date. The value of any distributions in respect of any Index Constituents occurring after a coupon valuation date but before the immediately following coupon ex-date will not be reflected in the accrued dividend on such coupon valuation date and, therefore, will not be reflected in the coupon amount payable on the corresponding coupon payment date

- The coupon adjustment dividend amount will equal zero on any calendar day that is not a coupon ex-date. On any calendar day that is a coupon ex-date, the coupon adjustment dividend amount will equal the accrued dividend on the coupon valuation date immediately preceding such coupon ex-date.
- The accrued dividend on the initial valuation date will equal zero. The accrued dividend on any subsequent calendar day will equal (1) the accrued dividend as of the immediately preceding calendar day plus (2) the dollar dividend value on such calendar day minus (3) the coupon adjustment dividend amount on such calendar day. If the ETNs undergo a split or reverse split, the accrued dividend will be adjusted accordingly
  - The dollar dividend value on any calendar day will equal (1) the index dividend on such calendar day divided by (2) the VWAP factor.
  - On any calendar day that is not a coupon ex-date, the coupon adjustment dividend amount will equal zero. On any calendar day that is a coupon ex-date, the coupon adjustment dividend amount will equal the accrued dividend on the coupon valuation date immediately preceding such coupon ex-date.
- The accrued investor fee on the initial valuation date will equal zero. The accrued investor fee on any subsequent calendar day will equal (1) the accrued investor fee as of the immediately preceding calendar day plus (2) the daily fee value on such calendar day minus (3) the coupon adjustment fee amount on such calendar day. If the ETNs undergo a split or reverse split, the accrued investor fee will be adjusted accordingly.
  - On any calendar day that is not a coupon ex-date, the coupon adjustment fee amount will equal zero. On any calendar day that is a coupon ex-date, the coupon adjustment fee amount will equal (i) the coupon adjustment dividend amount on such coupon ex-date, if the coupon amount in respect of such coupon-ex date is zero or (ii) the accrued investor fee on the coupon valuation date immediately preceding such coupon ex-date, if the coupon amount in respect of such coupon-ex date is greater than zero.

Coupon Valuation Date	Coupon Record Date	Coupon Ex-Date	Coupon Payment Date	Coupon Amount	Current Yield[1]
15 May 2013	29 May 2013	24 May 2013	06 Jun 2013	0.2648	3.99%
15 Aug 2013	28 Aug 2013	26 Aug 2013	06 Sep 2013	0.2573	3.95%
15 Nov 2013	29 Nov 2013	26 Nov 2013	29 Nov 2013	0.2694	4.02%
18 Feb 2014	03 Mar 2014	27 Feb 2014	11 Mar 2014	0.267	3.83%
15 May 2014	29 May 2014	27 May 2014	06 Jun 2014	0.274	3.72%
15 Aug 2014	28 Aug 2014	26 Aug 2014	08 Sep 2014	0.2771	3.44%
17 Nov 2014	01 Dec 2014	26 Nov 2014	09 Dec 2014	0.2722	3.41%
02 Feb 2015	02 Mar 2015	26 Feb 2015	10 Mar 2015	0.2562	3.35%
19 May 2015	29 May 2015	27 May 2015	08 Jun 2015	0.2952	3.71%

Source: Barclays, subject to change.

[1]"Current Yield" equals the current Coupon Amount annualized and divided by the relevant closing indicative value of the ETNs, rounded for ease of analysis. The relevant closing indicative value is the closing indicative value of the ETNs referenced in the coupon declaration press release issued for that coupon payment.

Coupon payments are calculated and paid in accordance with the terms described in the relevant product prospectus. Past performance is not indicative of future results.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the Volume Weighted Average Price ("VWAP") level between the inception date and the applicable valuation date. Additionally, if the VWAP level is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the VWAP value has increased. Because the ETNs are subject to an investor fee and any other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

The Payment on the ETNs is Linked to the VWAP Level, Not to the Closing Level of the Index and Not to the Published Intraday Indicative Value of the ETNs: Your payment at maturity or upon early redemption is linked to the performance of the VWAP level, as compared to the initial VWAP level. Although the VWAP level is intended to track the performance of the Index, the calculation of the VWAP level is different from the calculation of the official closing level of the Index. Therefore, the payment at maturity or early redemption of your ETNs, may be different from the payment you would receive if such payment were determined by reference to the official closing level of the Index.

No Guaranteed Coupon Payments: You are not guaranteed to receive coupon payments on the ETNs. You will receive a coupon payment on a coupon payment date only to the extent that the accrued dividend exceeds the accrued investor fee on the relevant coupon valuation date. The amount of the accrued dividend on any coupon valuation date depends in part on the aggregate cash value of distributions that a reference holder would have been entitled to receive in respect of the index constituents prior to the relevant coupon valuation date.

Market and Volatility Risk: The return on the ETNs is linked to the performance of the VWAP level of the Index which, in turn, is linked to the performance of the master limited partnerships and other securities that are included as index constituents at any time. The prices of the index constituents may change unpredictably and, as a result, affect the level of the Index and the value of your ETNs in unforeseeable ways.

Concentration Risk: The index constituents are companies in the Energy Sector or Gas Utilities Sector, as determined by the GICS® classification system. In addition, many of the index constituents are smaller, non-diversified businesses that are exposed to the risks associated with such businesses, including the lack of capital funding to sustain or grow businesses and potential competition from larger, better financed and more diversified businesses. The ETNs are susceptible to general market fluctuations in the energy and gas MLP market and to volatile increases and decreases in value, as market confidence in, and perceptions regarding the index constituents change. Your investment may therefore carry risks similar to a concentrated securities investment in one industry or sector.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 50,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Atlantic Trust Select MLP Index is a trademark of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ S&P VEQTOR™ ETN

The Barclays ETN+ S&P VEQTOR™ ETNs (the "ETNs") are linked to the performance of the S&P 500® Dynamic VEQTOR™ Total Return Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the level of the Index between the inception date and the applicable valuation date. If the level of the Index decreases or does not increase sufficiently to offset any negative effect of the investor fee, you may receive less than your original investment in the ETNs at maturity or upon early redemption. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index seeks to provide investors with broad equity market exposure with an implied volatility hedge by dynamically allocating its notional investments among three components: equity, volatility and cash. The equity component of the Index is represented by the S&P 500® Total Return Index™ and the volatility component of the Index is represented by the S&P 500 VIX Short-Term Futures™ Index TR (together with the S&P 500 TR, the "Constituent Indices"). Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Index Composition

Summary

Primary Exchange	NYSE Arca
ETN Ticker	VQT
Intraday Indicative Value Ticker	VQT.IV[1]
Bloomberg ETN Keystroke	VQT.IV<Equity><Go>
Bloomberg Index Ticker	SPVQDTR
Investor Fee Rate	0.95% per annum[2]
CUSIP	06740C337
ISIN	US06740C3372
Inception Date	August 31, 2010
Maturity Date	September 08, 2020

Market Indicators (as of 07/16/2015)

Closing Indicative Note Value
$143.46

ETNs outstanding
3,644,330

Market Capitalization[3]
$522,815,582

Documentation

- VQT Prospectus (PDF 1.3MB)
- Barclays ETNs Product List (PDF 60KB)
- Index Components (XLS 1KB)
- IV/Index History (XLS 1KB)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is 0.95% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) the investor fee rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day divided by (2) the closing level of the Index on the immediately preceding index business day.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the Index caused by any daily increase or decrease in the level of the Index. Additionally, if the level of the Index is insufficient to offset the negative effect of the investor fee, you will lose some or all of your investment at maturity or upon redemption, even if the value of the Index has increased. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Past Performance Is Not Indicative of Future Results: It is impossible to predict whether any Index underlying your ETNs will rise or fall. The actual performance of the Index underlying your ETNs or any index component over the term of the respective series of the ETNs, as well as the amount payable at maturity or upon redemption, may bear little relation to the historical levels of comparable indices, which in most cases have been highly volatile.

Dynamic Allocation Risk: The value of the Index will depend upon the success of the Index in dynamically allocating between the equity and volatility components. The allocation of the Index to the equity and volatility components is based on realized volatility and implied volatility measurements that may not effectively predict trends in future volatility, and is made in accordance with pre-defined weightings that may not be optimal.

The Stop Loss Feature of the Index Does Not Ensure That Losses Are Limited to 2%: The stop loss feature is designed to mitigate against losses in the Index by moving the Index into a 100% cash position if the S&P 500® Dynamic VEQTOR Excess Return Index has lost 2% or more of its value over any five consecutive index business day period. Because the value of the Index may, for instance, decline more than 2% over a five consecutive business day period prior to the occurrence of the stop loss event, decline more than 2% over longer than five consecutive business days, or decline over multiple stop loss events, the stop loss feature of the Index does not ensure that losses are limited to 2%.

The Performance of the Underlying Indices are Unpredictable: An investment in the ETNs linked to the performance of the Index is subject to risks associated with fluctuations, particularly a decline, in the performance of the Index. Because the performance of the Index is linked to the S&P 500® Total Return Index and the S&P 500 VIX Short-Term Futures™ Index TR (which seeks to model the return from a daily rolling long position in the first and second month CBOE Volatility Index® (the "VIX Index") futures contracts) the performance of the Index will depend on many factors including, the level of the S&P 500® Index, the prices of options on the S&P 500® Index, and the level of the VIX Index, which may change unpredictably, affecting the value of futures contracts on the VIX Index and, consequently, the level of the Index. Additional factors that may contribute to fluctuations in the level of the Index include prevailing market prices and forward volatility levels of the U.S. stock markets and the equity securities included in the S&P 500® Index, the prevailing market prices of options on the VIX Index, relevant futures contracts on the VIX Index, or any other financial instruments related to the S&P 500® Index and the VIX Index, interest rates, supply and demand in the listed and over-the-counter equity derivative markets as well as hedging activities in the equity-linked structured product markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the Index, and prevailing market prices of options on the Index or any other financial instruments related to the Index; supply and demand for the ETNs, including inventory positions with Barclays Capital Inc. or any market maker; the time remaining to the maturity of the ETNs; interest rates; or economic, financial, political, regulatory, geographical or judicial events that affect the level of the underlying Index or other financial instruments related to the Index. These factors interrelate in complex ways, and the effect of one factor on the market value of your ETNs may offset or enhance the effect of another factor.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on an optional redemption date. You may only redeem your ETNs on an optional redemption date if we receive a notice of redemption from you by certain dates and times as set for in the pricing supplement.
Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold during regular trading hours on the applicable exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of the ETNs. **Sales in the secondary market may result in significant losses**.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ S&P VEQTOR™ ETN

The Barclays ETN+ S&P VEQTOR™ ETNs (the "ETNs") are linked to the performance of the S&P 500® Dynamic VEQTOR™ Total Return Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the level of the Index between the inception date and the applicable valuation date. If the level of the Index decreases or does not increase sufficiently to offset any negative effect of the investor fee, you may receive less than your original investment in the ETNs at maturity or upon early redemption. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index seeks to provide investors with broad equity market exposure with an implied volatility hedge by dynamically allocating its notional investments among three components: equity, volatility and cash. The equity component of the Index is represented by the S&P 500® Total Return Index™ and the volatility component of the Index is represented by the S&P 500 VIX Short-Term Futures™ Index TR (together with the S&P 500 TR, the "Constituent Indices"). Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Index Composition

ETN and Index Historical Performance


80
60
40
20
0
-20
Performance (%)
Aug-10
Jun-11
Mar-12
Dec-12
Sep-13
Jun-14
Jul-15
Barclays ETN+ S&P VEQTOR™ ETN
S&P 500® Dynamic VEQTOR™ Total Return Index

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was August 31, 2010 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the Index caused by any daily increase or decrease in the level of the Index. Additionally, if the level of the Index is insufficient to offset the negative effect of the investor fee, you will lose some or all of your investment at maturity or upon redemption, even if the value of the Index has increased. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Past Performance Is Not Indicative of Future Results: It is impossible to predict whether any Index underlying your ETNs will rise or fall. The actual performance of the Index underlying your ETNs or any index component over the term of the respective series of the ETNs, as well as the amount payable at maturity or upon redemption, may bear little relation to the historical levels of comparable indices, which in most cases have been highly volatile.

Dynamic Allocation Risk: The value of the Index will depend upon the success of the Index in dynamically allocating between the equity and volatility components. The allocation of the Index to the equity and volatility components is based on realized volatility and implied volatility measurements that may not effectively predict trends in future volatility, and is made in accordance with pre-defined weightings that may not be optimal.

The Stop Loss Feature of the Index Does Not Ensure That Losses Are Limited to 2%: The stop loss feature is designed to mitigate against losses in the Index by moving the Index into a 100% cash position if the S&P 500® Dynamic VEQTOR Excess Return Index has lost 2% or more of its value over any five consecutive index business day period. Because the value of the Index may, for instance, decline more than 2% over a five consecutive business day period prior to the occurrence of the stop loss event, decline more than 2% over longer than five consecutive business days, or decline over multiple stop loss events, the stop loss feature of the Index does not ensure that losses are limited to 2%.

The Performance of the Underlying Indices are Unpredictable: An investment in the ETNs linked to the performance of the Index is subject to risks associated with fluctuations, particularly a decline, in the performance of the Index. Because the performance of the Index is linked to the S&P 500® Total Return Index and the S&P 500 VIX Short-Term Futures™ Index TR (which seeks to model the return from a daily rolling long position in the first and second month CBOE Volatility Index® (the "VIX Index") futures contracts) the performance of the Index will depend on many factors including, the level of the S&P 500® Index, the prices of options on the S&P 500® Index, and the level of the VIX Index, which may change unpredictably, affecting the value of futures contracts on the VIX Index and, consequently, the level of the Index. Additional factors that may contribute to fluctuations in the level of the Index include prevailing market prices and forward volatility levels of the U.S. stock markets and the equity securities included in the S&P 500® Index, the prevailing market prices of options on the VIX Index, relevant futures contracts on the VIX Index, or any other financial instruments related to the S&P 500® Index and the VIX Index, interest rates, supply and demand in the listed and over-the-counter equity derivative markets as well as hedging activities in the equity-linked structured product markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the Index, and prevailing market prices of options on the Index or any other financial instruments related to the Index; supply and demand for the ETNs, including inventory positions with Barclays Capital Inc. or any market maker; the time remaining to the maturity of the ETNs; interest rates; or economic, financial, political, regulatory, geographical or judicial events that affect the level of the underlying Index or other financial instruments related to the Index. These factors interrelate in complex ways, and the effect of one factor on the market value of your ETNs may offset or enhance the effect of another factor.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on an optional redemption date. You may only redeem your ETNs on an optional redemption date if we receive a notice of redemption from you by certain dates and times as set for in the pricing supplement.
Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold during regular trading hours on the applicable exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of the ETNs. **Sales in the secondary market may result in significant losses.**

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ S&P VEQTOR™ ETN

The Barclays ETN+ S&P VEQTOR™ ETNs (the "ETNs") are linked to the performance of the S&P 500® Dynamic VEQTOR™ Total Return Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the level of the Index between the inception date and the applicable valuation date. If the level of the Index decreases or does not increase sufficiently to offset any negative effect of the investor fee, you may receive less than your original investment in the ETNs at maturity or upon early redemption. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index seeks to provide investors with broad equity market exposure with an implied volatility hedge by dynamically allocating its notional investments among three components: equity, volatility and cash. The equity component of the Index is represented by the S&P 500® Total Return Index™ and the volatility component of the Index is represented by the S&P 500 VIX Short-Term Futures™ Index TR (together with the S&P 500 TR, the "Constituent Indices"). Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Index Composition

Index and ETN Returns (as of 06/30/2015)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
S&P 500® Dynamic VEQTOR™ Total Return Index	-2.60%	-3.20%	-5.81%	-5.81%	-2.95%	4.25%	8.79%
ETN Closing Indicative Note Value Return	-2.68%	-3.43%	-6.25%	-6.25%	-3.87%	3.26%	7.76%

ETN Market Price Returns (as of 06/30/2015)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays ETN+ S&P VEQTOR™ ETN	-2.72%	-3.39%	-6.61%	-6.61%	-3.86%	3.25%	7.77%

Source: Barclays, subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.**

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the Index caused by any daily increase or decrease in the level of the Index. Additionally, if the level of the Index is insufficient to offset the negative effect of the investor fee, you will lose some or all of your investment at maturity or upon redemption, even if the value of the Index has increased. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Past Performance Is Not Indicative of Future Results: It is impossible to predict whether any Index underlying your ETNs will rise or fall. The actual performance of the Index underlying your ETNs or any index component over the term of the respective series of the ETNs, as well as the amount payable at maturity or upon redemption, may bear little relation to the historical levels of comparable indices, which in most cases have been highly volatile.

Dynamic Allocation Risk: The value of the Index will depend upon the success of the Index in dynamically allocating between the equity and volatility components. The allocation of the Index to the equity and volatility components is based on realized volatility and implied volatility measurements that may not effectively predict trends in future volatility, and is made in accordance with pre-defined weightings that may not be optimal.

The Stop Loss Feature of the Index Does Not Ensure That Losses Are Limited to 2%: The stop loss feature is designed to mitigate against losses in the Index by moving the Index into a 100% cash position if the S&P 500® Dynamic VEQTOR Excess Return Index has lost 2% or more of its value over any five consecutive index business day period. Because the value of the Index may, for instance, decline more than 2% over a five consecutive business day period prior to the occurrence of the stop loss event, decline more than 2% over longer than five consecutive business days, or decline over multiple stop loss events, the stop loss feature of the Index does not ensure that losses are limited to 2%.

The Performance of the Underlying Indices are Unpredictable: An investment in the ETNs linked to the performance of the Index is subject to risks associated with fluctuations, particularly a decline, in the performance of the Index. Because the performance of the Index is linked to the S&P 500® Total Return Index and the S&P 500 VIX Short-Term Futures™ Index TR (which seeks to model the return from a daily rolling long position in the first and second month CBOE Volatility Index® (the "VIX Index") futures contracts) the performance of the Index will depend on many factors including, the level of the S&P 500® Index, the prices of options on the S&P 500® Index, and the level of the VIX Index, which may change unpredictably, affecting the value of futures contracts on the VIX Index and, consequently, the level of the Index. Additional factors that may contribute to fluctuations in the level of the Index include prevailing market prices and forward volatility levels of the U.S. stock markets and the equity securities included in the S&P 500® Index, the prevailing market prices of options on the VIX Index, relevant futures contracts on the VIX Index, or any other financial instruments related to the S&P 500® Index and the VIX Index, interest rates, supply and demand in the listed and over-the-counter equity derivative markets as well as hedging activities in the equity-linked structured product markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the Index, and prevailing market prices of options on the Index or any other financial instruments related to the Index; supply and demand for the ETNs, including inventory positions with Barclays Capital Inc. or any market maker; the time remaining to the maturity of the ETNs; interest rates; or economic, financial, political, regulatory, geographical or judicial events that affect the level of the underlying Index or other financial instruments related to the Index. These factors interrelate in complex ways, and the effect of one factor on the market value of your ETNs may offset or enhance the effect of another factor.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on an optional redemption date. You may only redeem your ETNs on an optional redemption date if we receive a notice of redemption from you by certain dates and times as set for in the pricing supplement.
Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold during regular trading hours on the applicable exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of the ETNs. **Sales in the secondary market may result in significant losses.**

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ S&P VEQTOR™ ETN

The Barclays ETN+ S&P VEQTOR™ ETNs (the "ETNs") are linked to the performance of the S&P 500® Dynamic VEQTOR™ Total Return Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the level of the Index between the inception date and the applicable valuation date. If the level of the Index decreases or does not increase sufficiently to offset any negative effect of the investor fee, you may receive less than your original investment in the ETNs at maturity or upon early redemption. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index seeks to provide investors with broad equity market exposure with an implied volatility hedge by dynamically allocating its notional investments among three components: equity, volatility and cash. The equity component of the Index is represented by the S&P 500® Total Return Index™ and the volatility component of the Index is represented by the S&P 500 VIX Short-Term Futures™ Index TR (together with the S&P 500 TR, the "Constituent Indices"). Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Index Composition

Correlations (as of 06/30/2015)

Index	Correlation*†
S&P 500® Dynamic VEQTOR™ Total Return Index	1.00
S&P 500® Total Return Index	.79
MSCI EAFE® Net Total Return Index	.46
MSCI Emerging Markets Net Total Return Index	.37
Bloomberg Commodity Index Total Return℠	.17
Barclays US Aggregate Bond Index	-.22

Sources: Bloomberg Finance L.P., Barclays, MSCI Inc., S&P Dow Jones Indices LLC. Correlations are calculated on a monthly basis over a 3-year period from the "as of" date referenced above.

* Correlation is a term used to describe the statistical relationship between two or more quantities or variables. Perfectly correlated assets will have a correlation coefficient of one, while the correlation coefficient will be zero when returns on two assets are completely independent.

Index correlations are for illustrative purposes only and do not represent actual ETN performance. PAST PERFORMANCE IS NOT INDICATIVE FOR FUTURE RESULTS.

- The S&P 500® Index is intended to provide an indication of the pattern of stock price movement in the U.S. equities market.
- The Bloomberg Commodity Index Total Return℠ reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.
- The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada
- The MSCI Emerging Markets Index℠ captures large and mid cap representation across 21 Emerging Markets countries.
- The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the Index caused by any daily increase or decrease in the level of the Index. Additionally, if the level of the Index is insufficient to offset the negative effect of the investor fee, you will lose some or all of your investment at maturity or upon redemption, even if the value of the Index has increased. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Past Performance Is Not Indicative of Future Results: It is impossible to predict whether any Index underlying your ETNs will rise or fall. The actual performance of the Index underlying your ETNs or any index component over the term of the respective series of the ETNs, as well as the amount payable at maturity or upon redemption, may bear little relation to the historical levels of comparable indices, which in most cases have been highly volatile.

Dynamic Allocation Risk: The value of the Index will depend upon the success of the Index in dynamically allocating between the equity and volatility components. The allocation of the Index to the equity and volatility components is based on realized volatility and implied volatility measurements that may not effectively predict trends in future volatility, and is made in accordance with pre-defined weightings that may not be optimal.

The Stop Loss Feature of the Index Does Not Ensure That Losses Are Limited to 2%: The stop loss feature is designed to mitigate against losses in the Index by moving the Index into a 100% cash position if the S&P 500® Dynamic VEQTOR Excess Return Index has lost 2% or more of its value over any five consecutive index business day period. Because the value of the Index may, for instance, decline more than 2% over a five consecutive business day period prior to the occurrence of the stop loss event, decline more than 2% over longer than five consecutive business days, or decline over multiple stop loss events, the stop loss feature of the Index does not ensure that losses are limited to 2%.

The Performance of the Underlying Indices are Unpredictable: An investment in the ETNs linked to the performance of the Index is subject to risks associated with fluctuations, particularly a decline, in the performance of the Index. Because the performance of the Index is linked to the S&P 500® Total Return Index and the S&P 500 VIX Short-Term Futures™ Index TR (which seeks to model the return from a daily rolling long position in the first and second month CBOE Volatility Index® (the "VIX Index") futures contracts) the performance of the Index will depend on many factors including, the level of the S&P 500® Index, the prices of options on the S&P 500® Index, and the level of the VIX Index, which may change unpredictably, affecting the value of futures contracts on the VIX Index and, consequently, the level of the Index. Additional factors that may contribute to fluctuations in the level of the Index include prevailing market prices and forward volatility levels of the U.S. stock markets and the equity securities included in the S&P 500® Index, the prevailing market prices of options on the VIX Index, relevant futures contracts on the VIX Index, or any other financial instruments related to the S&P 500® Index and the VIX Index, interest rates, supply and demand in the listed and over-the-counter equity derivative markets as well as hedging activities in the equity-linked structured product markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the Index, and prevailing market prices of options on the Index or any other financial instruments related to the Index; supply and demand for the ETNs, including inventory positions with Barclays Capital Inc. or any market maker; the time remaining to the maturity of the ETNs; interest rates; or economic, financial, political, regulatory, geographical or judicial events that affect the level of the underlying Index or other financial instruments related to the Index. These factors interrelate in complex ways, and the effect of one factor on the market value of your ETNs may offset or enhance the effect of another factor.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on an optional redemption date. You may only redeem your ETNs on an optional redemption date if we receive a notice of redemption from you by certain dates and times as set for in the pricing supplement.
Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold during regular trading hours on the applicable exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of the ETNs. **Sales in the secondary market may result in significant losses**.

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays ETN+ S&P VEQTOR™ ETN

The Barclays ETN+ S&P VEQTOR™ ETNs (the "ETNs") are linked to the performance of the S&P 500® Dynamic VEQTOR™ Total Return Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the level of the Index between the inception date and the applicable valuation date. If the level of the Index decreases or does not increase sufficiently to offset any negative effect of the investor fee, you may receive less than your original investment in the ETNs at maturity or upon early redemption. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index seeks to provide investors with broad equity market exposure with an implied volatility hedge by dynamically allocating its notional investments among three components: equity, volatility and cash. The equity component of the Index is represented by the S&P 500® Total Return Index™ and the volatility component of the Index is represented by the S&P 500 VIX Short-Term Futures™ Index TR (together with the S&P 500 TR, the "Constituent Indices"). Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns | Correlations | Index Composition

Index Composition (as of 05/29/2015)

Index Components	Weightings %
S&P 500® Total Return index	97.50%
S&P 500 VIX Short-Term Futures™ Index	2.50%
Cash	.00%

Source: Barclays, subject to change.

Weights of the underlying futures contracts in the Index expressed as a percentage of the total absolute dollar exposure of the portfolio.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the Index caused by any daily increase or decrease in the level of the Index. Additionally, if the level of the Index is insufficient to offset the negative effect of the investor fee, you will lose some or all of your investment at maturity or upon redemption, even if the value of the Index has increased. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Past Performance Is Not Indicative of Future Results: It is impossible to predict whether any Index underlying your ETNs will rise or fall. The actual performance of the Index underlying your ETNs or any index component over the term of the respective series of the ETNs, as well as the amount payable at maturity or upon redemption, may bear little relation to the historical levels of comparable indices, which in most cases have been highly volatile.

Dynamic Allocation Risk: The value of the Index will depend upon the success of the Index in dynamically allocating between the equity and volatility components. The allocation of the Index to the equity and volatility components is based on realized volatility and implied volatility measurements that may not effectively predict trends in future volatility, and is made in accordance with pre-defined weightings that may not be optimal.

The Stop Loss Feature of the Index Does Not Ensure That Losses Are Limited to 2%: The stop loss feature is designed to mitigate against losses in the Index by moving the Index into a 100% cash position if the S&P 500® Dynamic VEQTOR Excess Return Index has lost 2% or more of its value over any five consecutive index business day period. Because the value of the Index may, for instance, decline more than 2% over a five consecutive business day period prior to the occurrence of the stop loss event, decline more than 2% over longer than five consecutive business days, or decline over multiple stop loss events, the stop loss feature of the Index does not ensure that losses are limited to 2%.

The Performance of the Underlying Indices are Unpredictable: An investment in the ETNs linked to the performance of the Index is subject to risks associated with fluctuations, particularly a decline, in the performance of the Index. Because the performance of the Index is linked to the S&P 500® Total Return Index and the S&P 500 VIX Short-Term Futures™ Index TR (which seeks to model the return from a daily rolling long position in the first and second month CBOE Volatility Index® (the "VIX Index") futures contracts) the performance of the Index will depend on many factors including, the level of the S&P 500® Index, the prices of options on the S&P 500® Index, and the level of the VIX Index, which may change unpredictably, affecting the value of futures contracts on the VIX Index and, consequently, the level of the Index. Additional factors that may contribute to fluctuations in the level of the Index include prevailing market prices and forward volatility levels of the U.S. stock markets and the equity securities included in the S&P 500® Index, the prevailing market prices of options on the VIX Index, relevant futures contracts on the VIX Index, or any other financial instruments related to the S&P 500® Index and the VIX Index, interest rates, supply and demand in the listed and over-the-counter equity derivative markets as well as hedging activities in the equity-linked structured product markets.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the Index, and prevailing market prices of options on the Index or any other financial instruments related to the Index; supply and demand for the ETNs, including inventory positions with Barclays Capital Inc. or any market maker; the time remaining to the maturity of the ETNs; interest rates; or economic, financial, political, regulatory, geographical or judicial events that affect the level of the underlying Index or other financial instruments related to the Index. These factors interrelate in complex ways, and the effect of one factor on the market value of your ETNs may offset or enhance the effect of another factor.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on an optional redemption date. You may only redeem your ETNs on an optional redemption date if we receive a notice of redemption from you by certain dates and times as set for in the pricing supplement.
Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold during regular trading hours on the applicable exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of the ETNs. **Sales in the secondary market may result in significant losses.**

The VEQTOR Indices are products of S&P Dow Jones Indices LLC ("SPDJI"). S&P®, S&P 500®, and VEQTOR are trademarks of Standard & Poor's Financial Services LLC ("SPFS"). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated ("CBOE"). These trademarks have been licensed to S&P Dow Jones Indices LLC ("SPDJI") and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the VEQTOR Indices to track general market performance.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays Inverse US Treasury Composite ETN

The Barclays Inverse US Treasury Composite ETNs (the "ETNs") are linked to the performance of the Barclays Inverse US Treasury Futures Composite Index™ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the level of the Index between the Inception Date and the applicable valuation date. If the increase in the level of the Index and the positive effect of the daily interest are insufficient to offset the negative effect of the daily investor fee and the index rolling cost, or if the Index level decreases, you will receive less than the principal amount of your ETNs at maturity or upon early redemption. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index employs a strategy that tracks the sum of the returns of periodically rebalanced short positions in equal face values of each of the 2-year, 5-year, 10-year, long-bond and ultra-long U.S. Treasury futures contracts (together, the "Treasury futures contracts"). At any given time, the Index is composed of an equal synthetic short position in each Treasury futures contract that is either the Treasury futures contract closest to expiration (the "front contract") or the next Treasury futures contract scheduled to expire immediately following the front contract (the "front next contract"). The Index was launched in May, 2014 and very limited historical performance data for the Index exists. The level of the index has decreased significantly over time in the past and may continue to decrease significantly over the term of the ETNs. Accordingly, the ETNs are not designed to be used by and may not be appropriate for investors who do not intend to regularly monitor their investment in the ETNs to ensure that it remains consistent with their investment strategies. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns

Summary

Primary Exchange	The NASDAQ Stock Market
ETN Ticker	TAPR
Intraday Indicative Value Ticker	TAPR.IV[1]
Bloomberg ETN Keystroke	TAPR<Equity><Go>
Bloomberg Index Ticker	BXIIITAG
Investor Fee Rate	0.43% per annum[2]
Index Rolling Cost	0.32% per annum[4]
CUSIP	06742W570
ISIN	US06742W5702
Inception Date	July 14 2014
Maturity Date	July 24 2024

Market Indicators (as of 07/16/2015)

Closing Indicative Note Value
$37.79

ETNs outstanding
660,000

Market Capitalization[3]
$24,941,400

Documentation

TAPR Prospectus (PDF 1.1MB)

Barclays ETNs Product List (PDF 60KB)

IV/Index History (XLS 1KB)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is 0.43% per year. The daily investor fee per ETN on any calendar day until maturity or early redemption will equal (1) the Closing Indicative Note Value on the immediately preceding calendar day *times* (2) the fee rate, *divided by* (3) 365. Because the Daily Investor Fee is calculated and subtracted from the Closing Indicative Note Value on a daily basis, the net effect of the Daily Investor Fee accumulates over time and is subtracted at the rate of approximately 0.43% per year. Because the net effect of the daily investor fee is a fixed percentage of the value of each ETN, the aggregate effect of the daily investor fee will increase or decrease in a manner directly proportional to the value of each ETN and the amount of ETNs that are held, as applicable.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding.
4. **Index Rolling Cost** On any calendar day that is not a roll date; the index rolling cost for each ETN will equal $0. On any roll date, the index rolling cost for each ETN will equal 0.08% times the closing indicative note value on the immediately preceding index rebalance date. The index rolling cost will accrue on any roll date throughout the term of the ETNs regardless of the performance of the Index, resulting in a fee rate having a cumulative effect of approximately 0.32% per year. Because the net effect of the index rolling cost is a fixed percentage of the value of each ETN, the aggregate effect of the index rolling cost will increase or decrease in a manner directly proportional to the value of each ETN and the amount of ETNs that are held, as applicable.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Based on historical and hypothetical historical data, the level of the index has decreased significantly over time in the past and may continue to decrease significantly over the term of the ETNs. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the daily investor fee and the index rolling cost, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index has increased. Because the ETNs are subject to a daily investor fee and index rolling cost, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are senior unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of any third party. Any payment to be made on the ETNs depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due and are not guaranteed by a third party. As a result, the actual and perceived creditworthiness of Barclays Bank PLC may affect the market value of the ETNs and, in the event Barclays Bank PLC were to default on its obligations, you may not receive the amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Changes in the Prices of U.S. Treasury Futures Contracts May Affect the Value of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the prices of the U.S. Treasury future contracts included in the index, and therefore such prices may affect the amount payable on your ETNs at maturity or upon early redemption and the market value of your ETNs.

The Index Is Subject to Risk Associated with Synthetic Short Positions in U.S. Treasury Futures Contracts: Because short positions are subject to unlimited risk of loss because there is no limit on the appreciation of the price of the relevant asset before the short position is closed. One or more of the U.S. Treasury futures contracts to which the Index provides synthetic short exposure may appreciate substantially, which would have an adverse effect on the level of the Index and, accordingly, decrease the payment you receive at maturity or upon early redemption.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

The Index Has Very Limited Historical Information: Because the Index was created in May 2014, extremely limited historical performance data exists and your investment in the ETNs may involve greater risk than investing in alternate securities linked to one or more indices with an established record of performance.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You will not receive any periodic interest payments on your ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. If you hold fewer than 20,000 ETNs or fewer than 20,000 ETNs are outstanding, you will not be able to exercise your right to redeem your ETNs. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The Barclays Inverse US Treasury Futures Composite Index™ is a trademark of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays Inverse US Treasury Composite ETN

The Barclays Inverse US Treasury Composite ETNs (the "ETNs") are linked to the performance of the Barclays Inverse US Treasury Futures Composite Index™ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the level of the Index between the Inception Date and the applicable valuation date. If the increase in the level of the Index and the positive effect of the daily interest are insufficient to offset the negative effect of the daily investor fee and the index rolling cost, or if the Index level decreases, you will receive less than the principal amount of your ETNs at maturity or upon early redemption. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index employs a strategy that tracks the sum of the returns of periodically rebalanced short positions in equal face values of each of the 2-year, 5-year, 10-year, long-bond and ultra-long U.S. Treasury futures contracts (together, the "Treasury futures contracts"). At any given time, the Index is composed of an equal synthetic short position in each Treasury futures contract that is either the Treasury futures contract closest to expiration (the "front contract") or the next Treasury futures contract scheduled to expire immediately following the front contract (the "front next contract"). The Index was launched in May, 2014 and very limited historical performance data for the Index exists. The level of the index has decreased significantly over time in the past and may continue to decrease significantly over the term of the ETNs. Accordingly, the ETNs are not designed to be used by and may not be appropriate for investors who do not intend to regularly monitor their investment in the ETNs to ensure that it remains consistent with their investment strategies. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns

ETN and Index Historical Performance


10
0
-10
-20
-30
-40
-50
-60
Performance (%)
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15
Barclays Inverse US Treasury Composite ETN
Barclays Inverse US Treasury Futures Composite Index™

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was July 14, 2014 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Based on historical and hypothetical historical data, the level of the index has decreased significantly over time in the past and may continue to decrease significantly over the term of the ETNs. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the daily investor fee and the index rolling cost, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index has increased. Because the ETNs are subject to a daily investor fee and index rolling cost, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are senior unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of any third party. Any payment to be made on the ETNs depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due and are not guaranteed by a third party. As a result, the actual and perceived creditworthiness of Barclays Bank PLC may affect the market value of the ETNs and, in the event Barclays Bank PLC were to default on its obligations, you may not receive the amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Changes in the Prices of U.S. Treasury Futures Contracts May Affect the Value of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the prices of the U.S. Treasury future contracts included in the index, and therefore such prices may affect the amount payable on your ETNs at maturity or upon early redemption and the market value of your ETNs.

The Index Is Subject to Risk Associated with Synthetic Short Positions in U.S. Treasury Futures Contracts: Because short positions are subject to unlimited risk of loss because there is no limit on the appreciation of the price of the relevant asset before the short position is closed. One or more of the U.S. Treasury futures contracts to which the Index provides synthetic short exposure may appreciate substantially, which would have an adverse effect on the level of the Index and, accordingly, decrease the payment you receive at maturity or upon early redemption.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

The Index Has Very Limited Historical Information: Because the Index was created in May 2014, extremely limited historical performance data exists and your investment in the ETNs may involve greater risk than investing in alternate securities linked to one or more indices with an established record of performance.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You will not receive any periodic interest payments on your ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. If you hold fewer than 20,000 ETNs or fewer than 20,000 ETNs are outstanding, you will not be able to exercise your right to redeem your ETNs. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The Barclays Inverse US Treasury Futures Composite Index™ is a trademark of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays Inverse US Treasury Composite ETN

The Barclays Inverse US Treasury Composite ETNs (the "ETNs") are linked to the performance of the Barclays Inverse US Treasury Futures Composite Index™ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETNs are exposed to any decrease in the level of the Index between the Inception Date and the applicable valuation date. If the increase in the level of the Index and the positive effect of the daily interest are insufficient to offset the negative effect of the daily investor fee and the index rolling cost, or if the Index level decreases, you will receive less than the principal amount of your ETNs at maturity or upon early redemption. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index employs a strategy that tracks the sum of the returns of periodically rebalanced short positions in equal face values of each of the 2-year, 5-year, 10-year, long-bond and ultra-long U.S. Treasury futures contracts (together, the "Treasury futures contracts"). At any given time, the Index is composed of an equal synthetic short position in each Treasury futures contract that is either the Treasury futures contract closest to expiration (the "front contract") or the next Treasury futures contract scheduled to expire immediately following the front contract (the "front next contract"). The Index was launched in May, 2014 and very limited historical performance data for the Index exists. The level of the index has decreased significantly over time in the past and may continue to decrease significantly over the term of the ETNs. Accordingly, the ETNs are not designed to be used by and may not be appropriate for investors who do not intend to regularly monitor their investment in the ETNs to ensure that it remains consistent with their investment strategies. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns

Index and ETN Returns (as of 06/30/2015)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays Inverse US Treasury Futures Composite Index™	12.84%	29.86%	8.36%	8.36%	N/A	N/A	-24.05%
ETN Closing Indicative Note Value Return	12.80%	29.64%	7.99%	7.99%	N/A	N/A	-24.57%

ETN Market Price Returns (as of 06/30/2015)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays Inverse US Treasury Composite ETN	13.09%	30.30%	9.57%	9.57%	N/A	N/A	-23.52%

Source: Barclays, subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.**

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Based on historical and hypothetical historical data, the level of the index has decreased significantly over time in the past and may continue to decrease significantly over the term of the ETNs. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the daily investor fee and the index rolling cost, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index has increased. Because the ETNs are subject to a daily investor fee and index rolling cost, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are senior unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of any third party. Any payment to be made on the ETNs depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due and are not guaranteed by a third party. As a result, the actual and perceived creditworthiness of Barclays Bank PLC may affect the market value of the ETNs and, in the event Barclays Bank PLC were to default on its obligations, you may not receive the amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

Changes in the Prices of U.S. Treasury Futures Contracts May Affect the Value of Your ETNs: The return on your ETNs is linked to the performance of the underlying index, which corresponds to changes in the prices of the U.S. Treasury future contracts included in the index, and therefore such prices may affect the amount payable on your ETNs at maturity or upon early redemption and the market value of your ETNs.

The Index Is Subject to Risk Associated with Synthetic Short Positions in U.S. Treasury Futures Contracts: Because short positions are subject to unlimited risk of loss because there is no limit on the appreciation of the price of the relevant asset before the short position is closed. One or more of the U.S. Treasury futures contracts to which the Index provides synthetic short exposure may appreciate substantially, which would have an adverse effect on the level of the Index and, accordingly, decrease the payment you receive at maturity or upon early redemption.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock or U.S. Treasury markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

The Index Has Very Limited Historical Information: Because the Index was created in May 2014, extremely limited historical performance data exists and your investment in the ETNs may involve greater risk than investing in alternate securities linked to one or more indices with an established record of performance.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You will not receive any periodic interest payments on your ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. If you hold fewer than 20,000 ETNs or fewer than 20,000 ETNs are outstanding, you will not be able to exercise your right to redeem your ETNs. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The Barclays Inverse US Treasury Futures Composite Index™ is a trademark of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays Return on Disability ETN

The Barclays Return on Disability Exchange Traded Notes (the "ETNs") are linked to the performance of the Return on Disability US LargeCap ETN Total Return USD Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETN performance is linked to the performance of the Index less an investor fee. If the increase in the level of the Index is insufficient to offset the negative effect of the investor fee, or if the Index level decreases, you will receive less than the principal amount of your ETNs at maturity or upon early redemption. An investment in the ETNs involves significant risks and may not be suitable for all investors. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index uses a quantitative ranking methodology to measure a company's publicly observable activities relating to people with disabilities across three key areas: talent, customer and productivity. This ranking methodology focuses on elements that have the potential to increase shareholder value in a company, such as using best practices for attracting and hiring candidates with disabilities, focusing on 'ease of use' features in products and services, and implementing productivity-focused process improvements driven by people with disabilities. The phrase "disability market" refers to the 1.3 billion people globally who face challenges across three general areas – dexterity, cognition or sensory abilities – as well as their friends and family. The Index notionally tracks the returns that may be available from investing in a basket of up to 100 stocks that are selected pursuant to the Return on Disability® Binary Ranking (the "RoD Ranking"), and meet certain market capitalization, trading volume and financial viability thresholds. The index was launched in September, 2014 and very limited historical performance data for the Index exists. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns

Summary

Primary Exchange	NYSE Arca
ETN Ticker	RODI
Intraday Indicative Value Ticker	RODI.IV[1]
Bloomberg ETN Keystroke	RODI.IV<Equity><Go>
Bloomberg Index Ticker	RODITR
Investor Fee Rate	0.45% per annum[2]
CUSIP	06740D830
ISIN	US06740D8305
Inception Date	September 10, 2014
Maturity Date	September 17, 2024

Market Indicators (as of 07/16/2015)

Closing Indicative Note Value
$56.73

ETNs outstanding
502,000

Market Capitalization[3]
$28,478,460

Documentation

RODI Prospectus (PDF 833KB)

Barclays ETNs Product List (PDF 60KB)

IV/Index History (XLS 1KB)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) the investor fee rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the daily index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. Because the investor fee is calculated and subtracted from the closing indicative note value on a daily basis, the net effect of the investor fee accumulates over time and is subtracted at the rate of approximately 0.45% per year. Because the net effect of the investor fee is a fixed percentage of the value of each ETN, the aggregate effect of the investor fee will increase or decrease in a manner directly proportional to the value of each ETN and the amount of the ETNs that are held, as applicable.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index has increased. Because the ETNs are subject to an investor fee and any other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are senior unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of any third party. Any payment to be made on the ETNs depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due and are not guaranteed by a third party. As a result, the actual and perceived creditworthiness of Barclays Bank PLC may affect the market value of the ETNs and, in the event Barclays Bank PLC were to default on its obligations, you may not receive the amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

The Value of the ETNs Will Depend Upon the Success of the Index: There can be no assurance that the selection strategy of the index in identifying companies that meet certain criteria in the disability field will be successful or that the index will able to outperform any stock index whose selection of constituent stocks is not based on the ranking criteria of the index.

The Index Has Very Limited Historical Information: Because the index was created in September, 2014, extremely limited historical performance data exists and your investment in the ETNs may involve a greater risk than investing in alternate securities linked to one or more indices with an established record of performance.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the applicable valuation date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices and forward volatility levels of the index constituents and the stock markets on which the index constituents are listed or traded and prevailing market prices of options on the index, any of the index constituents or any other financial instruments related to the index or any of the index constituents; supply and demand for the ETNs and economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You will not receive any periodic interest payments on your ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. If you hold fewer than 25,000 ETNs or fewer than 25,000 ETNs are outstanding, you will not be able to exercise your right to redeem your ETNs. .You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

Product Summary

Barclays Return on Disability ETN

The Barclays Return on Disability Exchange Traded Notes (the "ETNs") are linked to the performance of the Return on Disability US LargeCap ETN Total Return USD Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETN performance is linked to the performance of the Index less an investor fee. If the increase in the level of the Index is insufficient to offset the negative effect of the investor fee, or if the Index level decreases, you will receive less than the principal amount of your ETNs at maturity or upon early redemption. An investment in the ETNs involves significant risks and may not be suitable for all investors. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index uses a quantitative ranking methodology to measure a company's publicly observable activities relating to people with disabilities across three key areas: talent, customer and productivity. This ranking methodology focuses on elements that have the potential to increase shareholder value in a company, such as using best practices for attracting and hiring candidates with disabilities, focusing on 'ease of use' features in products and services, and implementing productivity-focused process improvements driven by people with disabilities. The phrase "disability market" refers to the 1.3 billion people globally who face challenges across three general areas – dexterity, cognition or sensory abilities – as well as their friends and family. The Index notionally tracks the returns that may be available from investing in a basket of up to 100 stocks that are selected pursuant to the Return on Disability® Binary Ranking (the "RoD Ranking"), and meet certain market capitalization, trading volume and financial viability thresholds. The index was launched in September, 2014 and very limited historical performance data for the Index exists. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns

ETN and Index Historical Performance


15
10
5
0
-5
-10
Performance (%)
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Barclays Return on Disability ETN
Return on Disability US LargeCap ETN Total Return USD Index

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was September 10, 2014 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index has increased. Because the ETNs are subject to an investor fee and any other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are senior unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of any third party. Any payment to be made on the ETNs depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due and are not guaranteed by a third party. As a result, the actual and perceived creditworthiness of Barclays Bank PLC may affect the market value of the ETNs and, in the event Barclays Bank PLC were to default on its obligations, you may not receive the amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

The Value of the ETNs Will Depend Upon the Success of the Index: There can be no assurance that the selection strategy of the index in identifying companies that meet certain criteria in the disability field will be successful or that the index will able to outperform any stock index whose selection of constituent stocks is not based on the ranking criteria of the index.

The Index Has Very Limited Historical Information: Because the index was created in September, 2014, extremely limited historical performance data exists and your investment in the ETNs may involve a greater risk than investing in alternate securities linked to one or more indices with an established record of performance.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the applicable valuation date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices and forward volatility levels of the index constituents and the stock markets on which the index constituents are listed or traded and prevailing market prices of options on the index, any of the index constituents or any other financial instruments related to the index or any of the index constituents; supply and demand for the ETNs and economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You will not receive any periodic interest payments on your ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. If you hold fewer than 25,000 ETNs or fewer than 25,000 ETNs are outstanding, you will not be able to exercise your right to redeem your ETNs. .You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays Return on Disability ETN

The Barclays Return on Disability Exchange Traded Notes (the "ETNs") are linked to the performance of the Return on Disability US LargeCap ETN Total Return USD Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETN performance is linked to the performance of the Index less an investor fee. If the increase in the level of the Index is insufficient to offset the negative effect of the investor fee, or if the Index level decreases, you will receive less than the principal amount of your ETNs at maturity or upon early redemption. An investment in the ETNs involves significant risks and may not be suitable for all investors. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index uses a quantitative ranking methodology to measure a company's publicly observable activities relating to people with disabilities across three key areas: talent, customer and productivity. This ranking methodology focuses on elements that have the potential to increase shareholder value in a company, such as using best practices for attracting and hiring candidates with disabilities, focusing on 'ease of use' features in products and services, and implementing productivity-focused process improvements driven by people with disabilities. The phrase "disability market" refers to the 1.3 billion people globally who face challenges across three general areas – dexterity, cognition or sensory abilities – as well as their friends and family. The Index notionally tracks the returns that may be available from investing in a basket of up to 100 stocks that are selected pursuant to the Return on Disability® Binary Ranking (the "RoD Ranking"), and meet certain market capitalization, trading volume and financial viability thresholds. The index was launched in September, 2014 and very limited historical performance data for the Index exists. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns

Index and ETN Returns (as of 06/30/2015)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Return on Disability US LargeCap ETN Total Return USD Index	-0.49%	1.08%	4.97%	4.97%	N/A	N/A	13.14%
ETN Closing Indicative Note Value Return	-0.53%	0.96%	4.74%	4.74%	N/A	N/A	12.63%

ETN Market Price Returns (as of 06/30/2015)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays Return on Disability ETN	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Source: Barclays, subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index has increased. Because the ETNs are subject to an investor fee and any other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are senior unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of any third party. Any payment to be made on the ETNs depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due and are not guaranteed by a third party. As a result, the actual and perceived creditworthiness of Barclays Bank PLC may affect the market value of the ETNs and, in the event Barclays Bank PLC were to default on its obligations, you may not receive the amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

The Value of the ETNs Will Depend Upon the Success of the Index: There can be no assurance that the selection strategy of the index in identifying companies that meet certain criteria in the disability field will be successful or that the index will able to outperform any stock index whose selection of constituent stocks is not based on the ranking criteria of the index.

The Index Has Very Limited Historical Information: Because the index was created in September, 2014, extremely limited historical performance data exists and your investment in the ETNs may involve a greater risk than investing in alternate securities linked to one or more indices with an established record of performance.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the applicable valuation date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices and forward volatility levels of the index constituents and the stock markets on which the index constituents are listed or traded and prevailing market prices of options on the index, any of the index constituents or any other financial instruments related to the index or any of the index constituents; supply and demand for the ETNs and economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You will not receive any periodic interest payments on your ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. If you hold fewer than 25,000 ETNs or fewer than 25,000 ETNs are outstanding, you will not be able to exercise your right to redeem your ETNs. .You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

Return on Disability® is a registered trademark of Integrated Process Solutions LLC ("IPS"). IPS has granted Donovan Group LLC ("Donovan Group") an exclusive and unrestricted license to use Return on Disability® in its commercial activities, including the right to sublicense the use of such mark. Donovan Group has sublicensed the right to use this mark to Barclays Bank PLC in connection with certain activities. Donovan Group LLC does not sponsor, endorse, sell, promote or manage any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays Women in Leadership ETN

The Barclays Women in Leadership Exchange Traded Notes (the "ETNs") are linked to the performance of the Barclays Women in Leadership Total Return USD Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETN performance is linked to the performance of the Index less an investor fee. If the increase in the level of the Index is insufficient to offset the negative effect of the investor fee, or if the Index level decreases, you will receive less than the principal amount of your ETNs at maturity or upon early redemption. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index is designed to provide exposure to U.S.-based companies that satisfy one or both of the gender diversity criteria of having a female chief executive officer or having at least 25% female members on the board of directors. The universe of stocks from which the Index selects eligible stocks for inclusion consists of stocks of all U.S.-based issuers listed on New York Stock Exchange or The NASDAQ Stock Market. The stocks included in the Index also have to satisfy certain market capitalization, liquidity and other selection criteria and concentration limits. In some circumstances, the Index may also track, in part, the performance of a cash index. The Index may be subject to concentration risks as it may be concentrated in a few industry sectors and subject to greater volatility than a more broadly diversified stock index. Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. The index was launched on July 7, 2014 and very limited historical performance data for the Index exists. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns

Summary

Primary Exchange	NYSE Arca
ETN Ticker	WIL
Intraday Indicative Value Ticker	WIL.IV[1]
Bloomberg ETN Keystroke	WIL.IV<Equity><Go>
Bloomberg Index Ticker	BXIIWILT
Investor Fee Rate	0.45% per annum[2]
CUSIP	06742W430
ISIN	US06742W4309
Inception Date	July 09, 2014
Maturity Date	July 15, 2024

Market Indicators (as of 07/16/2015)

Closing Indicative Note Value
$53.95

ETNs outstanding
538,100

Market Capitalization[3]
$29,030,495

Documentation

WIL Prospectus (PDF 816KB)

Barclays ETNs Product List (PDF 60KB)

IV/Index History (XLS 1KB)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS**

1. **Intraday Indicative Value.** The "intraday indicative value" meant to approximate the value of the ETNs during the current trading day by reference to the underlying index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. For more information on how the intraday indicative value is calculated, please see the section "Valuation of the ETNs" in the prospectus relating to the ETNs.
   The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value.
2. **The investor fee rate** per ETN is 0.45% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) the investor fee rate *times* (2) the closing indicative note value on the immediately preceding calendar day *times* (3) the index factor on that day (or, if such day is not an index business day, one) *divided by* (4) 365. Because the investor fee is calculated and subtracted from the closing indicative note value on a daily basis, the net effect of the investor fee accumulates over time and is subtracted at the rate of approximately 0.45% per year. Because the net effect of the investor fee is a fixed percentage of the value of each ETN, the aggregate effect of the investor fee will increase or decrease in a manner directly proportional to the value of each ETN and the amount of the ETNs that are held, as applicable.
3. **Market Capitalization** = Closing Indicative Note Value x ETNs Outstanding.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying Index between the inception date and the applicable valuation date. Additionally, if the level of the underlying Index is insufficient to offset the negative effect of the daily investor fee, you will lose some or all of your investment at maturity or upon redemption, even if the value of such Index has increased. Because the ETNs are subject to a daily investor fee, the return on the ETNs will always be lower than the total return on a direct investment in the Index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are senior unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of any third party. Any payment to be made on the ETNs depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due and are not guaranteed by a third party. As a result, the actual and perceived creditworthiness of Barclays Bank PLC may affect the market value of the ETNs and, in the event Barclays Bank PLC were to default on its obligations, you may not receive the amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

The Value of the ETNs Will Depend Upon the Success of the Index: There can be no assurance that the gender diversity-based selection strategy of the Index will be successful or that the Index will able to outperform any stock index whose selection of constituent stocks is not based on the gender diversity criteria of the Index.

The Index Has Very Limited Historical Information: Because the Index was created in July, 2014, extremely limited historical performance data exists and your investment in the ETNs may involve greater risk than investing in alternate securities linked to one or more indices with an established record of performance.

The Index May Be Subject to Concentration Risks: The Index may be more concentrated in a few industry sectors than more broad-based indices, which may subject the performance of the Index to greater volatility and cause the Index to be more adversely affected by negative economic, political or regulatory occurrences affecting those industry sectors than a more broadly diversified stock index.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the applicable valuation date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices and forward volatility levels of the Index constituents and the stock markets on which the Index constituents are listed or traded and prevailing market prices of options on the Index, any of the Index constituents or any other financial instruments related to the Index or any of the Index constituents; supply and demand for the ETNs and economic, financial, political, regulatory, geographical or judicial events that affect the level of such Index or other financial instruments related to such Index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. If you hold fewer than 25,000 ETNs or fewer than 25,000 ETNs are outstanding, you will not be able to exercise your right to redeem your ETNs. .You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The Barclays Women in Leadership Total Return USD Index™ is a trademark of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays Women in Leadership ETN

The Barclays Women in Leadership Exchange Traded Notes (the "ETNs") are linked to the performance of the Barclays Women in Leadership Total Return USD Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETN performance is linked to the performance of the Index less an investor fee. If the increase in the level of the Index is insufficient to offset the negative effect of the investor fee, or if the Index level decreases, you will receive less than the principal amount of your ETNs at maturity or upon early redemption. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index is designed to provide exposure to U.S.-based companies that satisfy one or both of the gender diversity criteria of having a female chief executive officer or having at least 25% female members on the board of directors. The universe of stocks from which the Index selects eligible stocks for inclusion consists of stocks of all U.S.-based issuers listed on New York Stock Exchange or The NASDAQ Stock Market. The stocks included in the Index also have to satisfy certain market capitalization, liquidity and other selection criteria and concentration limits. In some circumstances, the Index may also track, in part, the performance of a cash index. The Index may be subject to concentration risks as it may be concentrated in a few industry sectors and subject to greater volatility than a more broadly diversified stock index. Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. The index was launched on July 7, 2014 and very limited historical performance data for the Index exists. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns

ETN and Index Historical Performance


12.5
10
7.5
5
2.5
0
-2.5
-5
Performance (%)
Jul-14
Aug-14
Nov-14
Jan-15
Mar-15
Apr-15
Jul-15
Barclays Women in Leadership ETN
Barclays Women in Leadership Total Return USD Index™

Source: Barclays, Bloomberg.

The chart above shows the historical performance of the ETN and the Index from the ETN Inception Date which was July 9, 2014 to the previous days closing price.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index..

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying Index between the inception date and the applicable valuation date. Additionally, if the level of the underlying Index is insufficient to offset the negative effect of the daily investor fee, you will lose some or all of your investment at maturity or upon redemption, even if the value of such Index has increased. Because the ETNs are subject to a daily investor fee, the return on the ETNs will always be lower than the total return on a direct investment in the Index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are senior unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of any third party. Any payment to be made on the ETNs depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due and are not guaranteed by a third party. As a result, the actual and perceived creditworthiness of Barclays Bank PLC may affect the market value of the ETNs and, in the event Barclays Bank PLC were to default on its obligations, you may not receive the amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

The Value of the ETNs Will Depend Upon the Success of the Index: There can be no assurance that the gender diversity-based selection strategy of the Index will be successful or that the Index will able to outperform any stock index whose selection of constituent stocks is not based on the gender diversity criteria of the Index.

The Index Has Very Limited Historical Information: Because the Index was created in July, 2014, extremely limited historical performance data exists and your investment in the ETNs may involve greater risk than investing in alternate securities linked to one or more indices with an established record of performance.

The Index May Be Subject to Concentration Risks: The Index may be more concentrated in a few industry sectors than more broad-based indices, which may subject the performance of the Index to greater volatility and cause the Index to be more adversely affected by negative economic, political or regulatory occurrences affecting those industry sectors than a more broadly diversified stock index.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the applicable valuation date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices and forward volatility levels of the Index constituents and the stock markets on which the Index constituents are listed or traded and prevailing market prices of options on the Index, any of the Index constituents or any other financial instruments related to the Index or any of the Index constituents; supply and demand for the ETNs and economic, financial, political, regulatory, geographical or judicial events that affect the level of such Index or other financial instruments related to such Index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. If you hold fewer than 25,000 ETNs or fewer than 25,000 ETNs are outstanding, you will not be able to exercise your right to redeem your ETNs. .You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The Barclays Women in Leadership Total Return USD Index™ is a trademark of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Product Summary

Barclays Women in Leadership ETN

The Barclays Women in Leadership Exchange Traded Notes (the "ETNs") are linked to the performance of the Barclays Women in Leadership Total Return USD Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. The ETN performance is linked to the performance of the Index less an investor fee. If the increase in the level of the Index is insufficient to offset the negative effect of the investor fee, or if the Index level decreases, you will receive less than the principal amount of your ETNs at maturity or upon early redemption. **An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.**

The Index is designed to provide exposure to U.S.-based companies that satisfy one or both of the gender diversity criteria of having a female chief executive officer or having at least 25% female members on the board of directors. The universe of stocks from which the Index selects eligible stocks for inclusion consists of stocks of all U.S.-based issuers listed on New York Stock Exchange or The NASDAQ Stock Market. The stocks included in the Index also have to satisfy certain market capitalization, liquidity and other selection criteria and concentration limits. In some circumstances, the Index may also track, in part, the performance of a cash index. The Index may be subject to concentration risks as it may be concentrated in a few industry sectors and subject to greater volatility than a more broadly diversified stock index. Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index. The index was launched on July 7, 2014 and very limited historical performance data for the Index exists. Owning the ETNs is not the same as owning interest in the Index Constituents or a security directly linked to the performance of the Index. For more information on the risks associated with the ETNs, please see "Selected Risk Considerations" below and the risk factors included in the relevant prospectus.

Details | Chart | Returns

Index and ETN Returns (as of 06/30/2015)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays Women in Leadership Total Return USD Index™	-2.21%	0.25%	0.44%	0.44%	N/A	N/A	6.37%
ETN Closing Indicative Note Value Return	-2.25%	0.13%	0.22%	0.22%	N/A	N/A	5.90%

ETN Market Price Returns (as of 06/30/2015)

	1 mo	3 mo	6 mo	YTD	1 yr	3 yrs	Since ETN Inception
Barclays Women in Leadership ETN	-2.40%	N/A	N/A	N/A	N/A	N/A	5.95%

Source: Barclays, subject to change.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See additional information below for how return figures are calculated. **PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.**

Index Returns
Index returns show the change in the level of the index underlying the ETNs over the relevant period, expressed as a percentage. Index returns are calculated using the closing index level from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, index returns are shown on an annualized basis. Index returns are for illustrative purposes only and do not represent actual ETN performance. Index returns do not reflect any management fees, transaction costs, or expenses which would reduce your actual return, including the investor fee and applicable costs of the ETNs. Indexes are unmanaged and one cannot invest directly in an index.

ETN Closing Indicative Note Value Returns
ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

ETN Market Price Returns
ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs.

In the event that there is an absence of a bid/ask value at 4PM on the relevant month end, N/A will be displayed in place of a percentage value for ETN Market Price Returns.

Selected Risk Considerations

An investment in the Barclays ETNs described herein (the "ETNs") involves significant risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable prospectus supplement and pricing supplement.

You May Lose Some or All of Your Principal: The ETNs are exposed to any decrease in the level of the underlying Index between the inception date and the applicable valuation date. Additionally, if the level of the underlying Index is insufficient to offset the negative effect of the daily investor fee, you will lose some or all of your investment at maturity or upon redemption, even if the value of such Index has increased. Because the ETNs are subject to a daily investor fee, the return on the ETNs will always be lower than the total return on a direct investment in the Index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are senior unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of any third party. Any payment to be made on the ETNs depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due and are not guaranteed by a third party. As a result, the actual and perceived creditworthiness of Barclays Bank PLC may affect the market value of the ETNs and, in the event Barclays Bank PLC were to default on its obligations, you may not receive the amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC has the right to redeem or "call" the ETNs (in whole but not in part) at our sole discretion without your consent on any business day on or after the inception date until and including maturity.

The Value of the ETNs Will Depend Upon the Success of the Index: There can be no assurance that the gender diversity-based selection strategy of the Index will be successful or that the Index will able to outperform any stock index whose selection of constituent stocks is not based on the gender diversity criteria of the Index.

The Index Has Very Limited Historical Information: Because the Index was created in July, 2014, extremely limited historical performance data exists and your investment in the ETNs may involve greater risk than investing in alternate securities linked to one or more indices with an established record of performance.

The Index May Be Subject to Concentration Risks: The Index may be more concentrated in a few industry sectors than more broad-based indices, which may subject the performance of the Index to greater volatility and cause the Index to be more adversely affected by negative economic, political or regulatory occurrences affecting those industry sectors than a more broadly diversified stock index.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the applicable valuation date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices and forward volatility levels of the Index constituents and the stock markets on which the Index constituents are listed or traded and prevailing market prices of options on the Index, any of the Index constituents or any other financial instruments related to the Index or any of the Index constituents; supply and demand for the ETNs and economic, financial, political, regulatory, geographical or judicial events that affect the level of such Index or other financial instruments related to such Index.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop at any time and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 25,000 ETNs at one time in order to exercise your right to redeem your ETNs on any redemption date. If you hold fewer than 25,000 ETNs or fewer than 25,000 ETNs are outstanding, you will not be able to exercise your right to redeem your ETNs. .You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the pricing supplement.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.etn.barclays.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The Barclays Women in Leadership Total Return USD Index™ is a trademark of Barclays Bank PLC.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE